As filed with the Securities and Exchange Commission on May 7, 2024

Securities Act File No. 333-183489

Investment Company Act File No. 811-22739

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 119	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 125	☒

INDEXIQ ACTIVE ETF TRUST

(Exact Name of Registrant as Specified in Charter)

51 Madison Avenue
New York, NY 10010

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (888) 474-7725

Matthew V. Curtin, Esq.

IndexIQ Advisors LLC

51 Madison Avenue

New York, NY 10010

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 8, 2024 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IndexIQ Active ETF Trust

Prospectus

May 8, 2024

IQ MacKay Securitized Income ETF (SECR)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured | May Lose Value | No Bank Guarantee

IndexIQ Active ETF Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios each of which is called a “Fund”. This Prospectus relates to the following Fund:

Name	CUSIP	Symbol	Exchange
IQ MacKay Securitized Income ETF	45409F686	SECR	NYSE Arca

The Fund is an exchange-traded fund (“ETF”). This means that shares of the Fund are listed on a national securities exchange (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share (the “NAV”). The Fund has its own CUSIP number and exchange trading symbol.

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Summary Information

IQ MacKay Securitized Income ETF

Investment Objective

The IQ MacKay Securitized Income ETF (the “Fund”) seeks total return with an emphasis on current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Shareholder Fees (fees paid directly from your investment):

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.31%
Total Annual Fund Operating Expenses	0.71%
Expense Waiver/Reimbursement(b)	0.31%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	0.40%

(a)	The Fund has not yet commenced operations and Other Expenses are based on estimated amounts for the current fiscal year.
(b)	IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.40% of the average daily net assets of the Fund. The agreement will remain in effect permanently unless terminated by the Board of Trustees of the Fund.

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$41	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Shares. The Fund is newly organized, and as of the date of this Prospectus, has not yet commenced operations.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in securitized assets, which include commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), agency and non-agency residential mortgage-backed securities (RMBS), collateralized mortgage obligations (CMOs), and collateralized loan obligations (CLOs). The Fund’s securitized credit securities may be fixed-rate or adjustable-rate securities. The Fund may invest in agency mortgaged-backed securities (MBS), which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by government-sponsored enterprises such as Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), or the Federal Home Loan Mortgage Corporation (FMLMC). The Fund may also invest in other fixed-income instruments, which include bonds, debt instruments, and money market and short-term securities issued by various U.S. and non-U.S. public

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or private sector entities. The Fund may invest in interest-only (IO), principal-only (PO), or inverse floating rate debt securities. The Fund may hold long or short positions in mortgage dollar rolls, to-be-announced (“TBA”) securities transactions, variable rate notes and floating rate notes.

The Fund will generally seek to maintain a weighted average duration within 1.5 years (plus or minus) of the duration of the Bloomberg U.S. Securitized Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in debt securities of any maturity or duration and securities that may have fixed, floating, or variable rates.

The Fund may invest up to 20% of its total assets in securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) (such securities rated lower than BBB- and Baa3) or, if unrated, judged to be of comparable quality by MacKay Shields LLC (the “Subadvisor”). Securities that are rated below investment grade by NRSROs are commonly referred to as “high-yield securities” or “junk bonds.” If NRSROs assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund may also invest in derivatives, such as futures, forwards, options, forward commitments and swap agreements, including interest rate, total return and credit default swap agreements, to seek to enhance returns or to reduce the risk of loss by hedging certain of its holdings or manage duration.

Investment Process: The Subadvisor utilizes a top-down and bottom-up approach in its investment decision-making process. The top-down element of the investment process incorporates an analysis of the important economic underpinnings of the market’s risk cycle, including taking into consideration monetary policy and its impact on the capital markets. The bottom-up component of the investment process feeds into the Subadvisor’s macro analysis to help identify significant changes in financial market conditions, real economic developments and areas of credit excess.

Investment selection is based on a rigorous analysis in order to gauge the security’s potential for total return, as well as its sensitivities to changes in interest rates, volatility, the shape of the Treasury yield curve (i.e., differences in yield between securities of different maturities), and prepayment variations. The quality of the collateral and that of the issuer or servicer is also taken into consideration.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer’s financial condition, including changes in the issuer’s credit risk and competitiveness.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Advisor or any of its affiliates. You should consider carefully the following risks before investing in the Fund.

Asset-Backed Securities Risk

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities and corporate loans, consumer loans or mortgages and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Investments in mortgage-related securities make an investor more susceptible to adverse economic, interest rate, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce a mortgage-related security’s value.

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Authorized Participant Concentration Risk

Only certain large institutions (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cash Transactions Risk

The Fund currently intends to effect creations and redemptions principally for cash, rather than for in-kind securities. For this reason, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process

Corporate Bonds Risk

Corporate bonds are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, fulfill the delivery conditions of the contract or transaction, or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations the Fund will have contractual remedies pursuant to the agreements related to the transaction, but the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain limited or no recovery in such circumstances.

Credit Risk

Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. Changes in an issuer’s or counterparty’s credit rating or the market’s perception of an issuer’s or counterparty’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

Cyber Security Risk

The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.

Debt Securities Risk

The risks of investing in debt securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up; (iii) liquidity risk and valuation risk, e.g., debt securities generally do not trade on a securities exchange, making them generally less liquid and more difficult to value than common stock; (iv) call risk and income risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates; and extension risk,

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e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer. Debt securities most frequently trade in institutional round lot size transactions. If the Fund purchases bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots, the odd lot size positions may have more price volatility than institutional round lot size positions. The Fund uses a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.

Derivatives Risk

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index and involve risks different from, and possibly greater than, the risks associated with other investments. These risks include: (i) the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships, government programs and policies, national and international political and economic events, changes in interest rates, inflation and deflation, and changes in supply and demand relationships. Unlike other investments, derivative contracts often have leverage inherent in their terms. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s Share price. The effects of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.

Futures Contracts Risk

Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.

High Yield Securities Risk

High yield securities, or “junk” bonds, generally offer a higher current yield than the yield available from higher grade issues, but are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.

Income Risk

The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities when securities in its portfolio mature or the Fund otherwise needs to purchase additional securities.

Interest Rate Risk

An increase in interest rates may cause the value of securities held by the Fund to decline. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than securities with shorter durations or floating or adjustable interest rates. The negative impact on the Fund from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The Fund may be subject to a greater risk of rising interest rates during periods of low interest rates.

When interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these securities to fall. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. The value of securities with longer maturities generally changes more in response to changes in interest rates than does the value of securities with shorter maturities. During periods of falling interest rates, an issuer of a callable security held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds in securities with lower yields, resulting in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

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Issuer Risk

The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Market Risk

Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Money Market/Short-Term Securities Risk

To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Mortgage Dollar Roll Transaction Risk

A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

New Fund Risk

As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Advisor and Subadvisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Option Contract Risk

The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

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Portfolio Management Risk

The Fund is subject to portfolio management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result or, while it may be the desired result, may underperform other types of investment strategies. There can be no guarantee that the Fund will meet its investment objective(s).

Portfolio Turnover Risk

The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s investment exposures. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

Private Placement and Restricted Securities Risk

The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Secondary Market Trading Risk

Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. The trading of Shares on securities exchanges is subject to the risk of irregular trading activity. Securities exchanges have requirements that must be met in order for Shares to be listed. There can be no assurance that the requirements of an exchange necessary to maintain the listing of Shares will continue to be met. This risk is particularly acute for a fund that fails to attract a large number of shareholders. Pursuant to an exchange’s “circuit breaker” rules, trading in the Fund’s Shares may be halted due to extraordinary market volatility. Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for creation units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for creation units, the Fund’s Shares may trade at a larger premium or discount to its NAV.

Short Sales Risk

Short sales are transactions in which the Fund sells a security it does not own, or uses derivatives, such as futures or swaps, to effect short exposure to a particular reference asset. Such a position subjects the Fund to the risk that instead of declining, the price of the security or reference asset to which the Fund has short exposure will rise. If the price of the security or reference asset increases between the date of the short sale and the date on which the Fund replaces the security or otherwise closes out its short position, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Swap Agreements Risk

Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference or asset (such as interest rates). Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk, liquidity risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

TBA Securities Risk

In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks of a TBA securities transaction are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Trading Price Risk

Although it is generally expected that the market price of the Fund’s Shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the

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end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on market supply of and demand for Shares and the Fund’s NAV, among other reasons. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. The market price of the Fund’s Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that an investor most wants to sell their Shares. The risk of wide bid and ask spreads may be especially pronounced for smaller funds. In addition, increased market volatility may cause wider spreads.

Valuation Risk

When valuing the Fund’s portfolio investments, if a market quotation is readily available for a portfolio investment, that investment will generally be valued at the market value. However, unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities and thus readily available market quotations are unavailable. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing service providers that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Additionally, pricing service providers generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Valuing the Fund’s investments using fair value pricing provided by pricing service providers will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Variable and Floating Rate Instruments Risk

Variable and floating rate instruments include debt securities issued by corporate and governmental entities, bank loans, mortgage-backed securities and asset-backed securities, preferred equity securities and derivative variable rate securities, such as inverse floaters. Variable and floating rate instruments are structured so that the instrument’s coupon rate fluctuates based upon the level of a reference rate. A variable or floating rate instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, variable and floating rate instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates.

Performance Information

The Fund intends to commence operations in May 2024 after the conversion of a separately managed account (the “Predecessor Account”) into shares of the Fund. The Fund has adopted the performance history of the Predecessor Account. Pursuant to the conversion, the Predecessor Account transferred substantially all of its assets to the Fund. MacKay Shields LLC, the Fund’s Subadvisor, managed the Predecessor Account for the entire performance period shown. The Predecessor Account commenced operations on October 1, 2019. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. However, the Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with its benchmark over time. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Bloomberg U.S. Securitized Bond Index is an unmanaged index that includes

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the MBS, ABS, and CMBS sectors of the Bloomberg U.S. Aggregate Bond universe. As described above, the Fund has adopted the performance history of the Predecessor Account and thus the performance shown below is that of the Predecessor Account. The Predecessor Account’s performance shown below has been adjusted for the Fund’s anticipated operating expenses as reflected in the table entitled “Annual Fund Operating Expenses” not including the Fund’s expense waiver/reimbursement.

All returns assume reinvestment of dividends and distributions. The Predecessor Account’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. The Fund’s performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com/etf.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.41%	4Q/2023
Lowest Return	-4.72%	3Q/2022

Average Annual Total Returns as of December 31, 2023

	1 Year	Since Inception(1)
Returns before taxes	6.36%	0.16%
Returns after taxes on distributions(2)	n/a	n/a
Returns after taxes on distributions and sale of Fund Shares(2)	n/a	n/a
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	-0.63%
Bloomberg U.S. Securitized Bond Index (reflects no deduction for fees, expenses or taxes)	5.08%	-0.88%
(1)	The Predecessor Account commenced operations on October 1, 2019.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Investment Advisor and Subadvisor

IndexIQ Advisors LLC is the investment advisor to the Fund.

MacKay Shields LLC is the investment subadvisor of the Fund.

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Portfolio Managers

The professionals of the Subadvisor that are jointly and primarily responsible for the day-to-day management of the Fund are:

Name & Title	Length of Service as Fund’s Portfolio Manager
Neil Moriarty, III, Senior Managing Director	Since Fund’s inception
Michael DePalma, Senior Managing Director	Since Fund’s inception
Zachary Aronson, Director	Since Fund’s inception

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com/etf.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Overview

The Trust is an investment company consisting of a number of separate investment portfolios that are structured as exchange-traded funds (“ETFs”). Each share of the IQ MacKay Securitized Income ETF (the “Fund”) represents an ownership interest in the securities and other instruments comprising the Fund’s portfolio. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of an ETF (such as the Fund) are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day, and may differ from the Fund’s NAV.

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund. MacKay Shields LLC (“MacKay Shields”) serves as a subadvisor and is referred to herein as “Subadvisor.”

Information about the Fund’s investment objective, principal investment strategies, investment practices and principal risks appears in the summary section for the Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Fund. Not all investments/strategies of the Fund may be described in this Prospectus.

Description of the Principal Strategies of the Fund

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index. Instead, the Fund uses an active investment strategy to meet its investment objective. The Subadvisor, subject to the oversight of the Advisor and Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies. Consequently, investors should not expect the Fund’s returns to track the returns of any index or market for any period of time.

The Fund has a distinct investment objective and policies. Except as otherwise stated in this Prospectus or the Fund’s Statement of Additional Information (the “SAI”), the investment objective and policies of the Fund are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. There can be no assurance that the Fund’s objective will be achieved.

In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by the Fund’s name. The Fund may count investments in any derivatives or underlying funds toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act). This policy is “non-fundamental,” which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The Fund will provide the Fund’s shareholders with at least 60 days’ prior notice of any changes in the Fund’s non-fundamental investment policy with respect to investments of the type suggested by its name:

IQ MacKay Securitized Income ETF has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in securitized assets, which include commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), agency and non-agency residential mortgage-backed securities (RMBS), collateralized mortgage obligations (CMOs), and collateralized loan obligations (CLOs).

Unless otherwise indicated, all of the percentage limitations applicable to the Fund apply only at the time of an acquisition or encumbrance of securities or assets of the Fund, except that any borrowings by the Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in the Fund’s assets will not be considered a violation of the Fund’s policies or restrictions and the Fund’s future investments will be made in a manner that will bring the Fund into compliance with the applicable requirement. “Value” for the purposes of all investment restrictions shall mean the value used in determining the Fund’s NAV.

To the extent the Fund makes investments on behalf of the Fund that is regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration as a commodity pool operator under the CEA.

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The Fund’s portfolio holdings will be disclosed on the Trust’s website (newyorklifeinvestments.com/etf) daily after the close of trading on a national securities exchange (the “Exchange”) and prior to the opening of trading on the Exchange the following day.

Additional Investment Strategies

Borrowing Money

The Fund may borrow money from a bank as permitted by the 1940 Act or the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Temporary Defensive Positions

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the Fund may, for temporary defensive purposes which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments.

Securities Lending

The Fund may lend its portfolio securities. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for foreign securities) of the value of the portfolio securities being lent. This collateral is marked to market on each trading day.

Additional Information About Risks

The principal risks of investing in the Fund are described below, which may result in a loss of your investment. As indicated in the table below, not all of these risks are principal risks of investing in the Fund. The Fund may be subject to risks to different degrees. The fact that a particular risk is not identified as a principal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. There can be no assurance that the Fund will achieve its investment objective.

Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore may subject the Fund’s investments and a shareholder’s investment in the Fund to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the SAI. The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

X Principal Risk • Additional Risk	IQ MacKay Securitized Income ETF
Asset-Backed Securities Risk	X
Authorized Participant Concentration Risk	X
Cash Transactions Risk	X
Corporate Bonds Risk	X
Counterparty Risk	X
Credit Risk	X
Cyber Security Risk	X
Debt Securities Risk	X
Derivatives Risk	X
Futures Contracts Risk	X

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X Principal Risk • Additional Risk	IQ MacKay Securitized Income ETF
High Yield Securities Risk	X
Income Risk	X
Interest Rate Risk	X
Issuer Risk	X
Large Investments Risk	•
Liquidity Risk	X
Market Disruption Risk and Recent Market Events	•
Market Risk	X
Money Market/Short-Term Securities Risk	X
Mortgage Dollar Roll Transaction Risk	X
New Fund Risk	X
Operational Risk	X
Option Contracts Risk	X
Portfolio Management Risk	X
Portfolio Turnover Risk	X
Private Placement and Restricted Securities Risk	X
Secondary Market Trading Risk	X
Securities Lending Risk	•
Short Sales Risk	X
Swap Agreements Risk	X
TBA Securities Risk	X
Trading Price Risk	X
U.S. Tax Risk	•
Valuation Risk	X
Variable and Floating Rate Instruments Risk	X

Asset-Backed Securities Risk

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities and corporate loans, consumer loans or mortgages and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities, nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Investments in mortgage-related securities make an investor more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk. In a low interest rate environment, mortgage loan prepayments would generally

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be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-related securities held or acquired by the Fund. Fund investments in mortgage-backed securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government. Fund investments in mortgage-backed securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce a mortgage-related security’s value. Enforcing rights against such collateral in events of default may be difficult or insufficient. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cash Transactions Risk

The Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities. As a result, investment in such a fund may be less tax efficient than investment in a conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions principally for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid, and this may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for ETFs that distribute portfolio securities in-kind.

Corporate Bonds Risk

Corporate bonds are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, equipment, machinery, accounts receivable, stocks, bonds or notes. An unsecured corporate bond is known as a debenture. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. Holders of corporate bonds, known as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to perform. its obligations. If a counterparty fails to meet its contractual obligations for any reason, including bankruptcy of the counterparty or its parent, a loss to the Fund may result. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction

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with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, which may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.

Credit Risk

Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s or counterparty’s creditworthiness may worsen, potentially reducing the Fund’s income level or Share price. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio securities and/or perceptions related thereto.

Cyber Security Risk

The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of security issuers, the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines and other penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, Authorized Participants or market makers. There is no guarantee that such preventative efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.

Debt Securities Risk

The risks of investing in debt securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up; (iii) liquidity risk and valuation risk, e.g., debt securities generally do not trade on a securities exchange, making them generally less liquid and more difficult to value than common stock; (iv) call risk and income risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates; and (v) extension risk, e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the

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market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer. Debt securities most frequently trade in institutional round lot size transactions. If the Fund purchases bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots, the odd lot size positions may have more price volatility than institutional round lot size positions. The Fund uses a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.

Derivatives Risk

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index and involve risks different from, and possibly greater than, the risks associated with other investments. These risks include: (i) the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships, government programs and policies, national and international political and economic events, changes in interest rates, inflation and deflation, and changes in supply and demand relationships. Unlike other investments, derivative contracts often have leverage inherent in their terms. This leverage creates a disconnect between the initial amount of an investment relative to the risk assumed and introduces the possibility that a relatively small movement in the value of an underlying reference asset can result in an immediate and substantial loss to a party to a derivative contract. The effects of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. In general, the use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s Share price.

Futures Contracts Risk

Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund’s investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements less onerous than margin requirements in the securities markets in general. As a result, futures markets may attract more speculators than the securities markets. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Fund’s portfolio managers still may not result in successful derivatives activity over a very short time period. The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. It is possible that, as a result of such limits, the Fund will be precluded from taking positions in certain futures contracts it might have otherwise taken to the disadvantage of shareholders.

High Yield Securities Risk

The Fund’s investment in high yield securities, or “junk” bonds, may entail increased credit risks and the risk that the value of the Fund’s assets will decline, and may decline precipitously, with increases in interest rates. High yield securities are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated debt securities. As interest rates rise, the value of high yield securities may decline precipitously. Increased rates may also indicate a slowdown in the economy, which may adversely affect the credit of issuers of high yield securities and result in a higher incidence of defaults among such issuers. A slowdown in the economy, or a development adversely affecting an issuer’s creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. Portfolio managers of the Fund cannot predict future economic policies or their consequences

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or, therefore, the course or extent of any similar market fluctuations in the future. In addition, high yield securities are generally less liquid than investment grade securities.

Income Risk

The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities when securities in its portfolio mature or the Fund otherwise needs to purchase additional securities.

Interest Rate Risk

An increase in interest rates may cause the value of certain fixed income securities held by the Fund to decline. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than securities with shorter durations or floating or adjustable interest rates. The negative impact on the Fund from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial shareholder redemptions may worsen this impact. An increase in interest rates could also cause principal payments on a fixed income security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable debt security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, effectively lengthening the security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

When interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of fixed income securities, making their market value more sensitive to changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. The value of securities with longer maturities generally changes more in response to changes in interest rates than does the value of securities with shorter maturities. Extension risk is particularly prevalent for a callable fixed income security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

Some securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high-yielding debt securities. The Fund may then be forced to invest the unanticipated proceeds in securities with lower yields, resulting in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If a called debt security was purchased by the Fund at a premium, the value of the premium may be lost in the event of a redemption.

Issuer Risk

The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products or otherwise conducts operations.

Large Investments Risk

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. In addition, any third-party investor, investment advisor affiliate, authorized participant, lead market maker or other entity may make a large investment in the Fund and hold its investment for any number of reasons, including to facilitate the Fund’s commencement of operations or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not sell or redeem its investment at any given time, either in a single transaction or over time. These large transactions,

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and particularly redemptions, could have adverse effects on the Fund, including: (i) negative impacts to performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so; (ii) wider price spreads or greater premiums/discounts that could materialize as a result of lower secondary market volume of shares; and (iii) negative federal income tax consequences if this activity accelerated the realization of capital gains.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become less liquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Securities with substantial market and/or credit risk may be especially susceptible to liquidity risk. Liquidity risk may be the result of, among other things, an investment being subject to restrictions on resale, trading over-the-counter or in limited volume, or lacking an active trading market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or under other circumstances where redemptions from the Fund may be higher than normal. It may also be the case that other market participants may be attempting to liquidate similar holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid or as long as it is held by the Fund.

Market Disruption Risk and Recent Market Events

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as the spread of infectious diseases, pandemics and epidemics) and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. For example, pandemic spread of the novel coronavirus disease known as COVID-19 and the ensuing policies enacted by governments and central banks caused significant volatility and great uncertainty in global financial markets, negatively impacting global growth prospects. Market disruptions such as these could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Market Risk

The value of the Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in:

(i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares and the market prices at which shares of the Fund trade on a securities exchange. During periods of market stress shares of the Fund may also experience significantly wider “bid/ask” spreads and premiums and discounts between the Fund’s net asset value and market price.

Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations or market closures. Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time. Securities and investments held by the Fund may be susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s value or fundamentals, due to investor reactions to such events.

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Political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plans, protectionist measures, trade tensions central bank policy and government intervention in the economy, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Money Market/Short-Term Securities Risk

To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transaction Risk

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Fund.

New Fund Risk

As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. An Authorized Participant, the Advisor or an affiliate of the Advisor may invest in the Fund and hold its investments for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels which could negatively impact the Fund.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Advisor and Subadvisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Option Contracts Risk

The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

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Portfolio Management Risk

The Fund is subject to portfolio management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s). In addition, the Fund may not achieve its investment objective if the portfolio managers take temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Portfolio Turnover Risk

The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance its investment exposures. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

Private Placement and Restricted Securities Risk

The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Secondary Market Trading Risk

Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. The trading of Shares on securities exchanges is subject to the risk of irregular trading activity. Securities exchanges have requirements that must be met in order for Shares to be listed. There can be no assurance that the requirements of an exchange necessary to maintain the listing of Shares will continue to be met. This risk is particularly acute for funds that fail to attract a large number of shareholders. Pursuant to an exchange’s “circuit breaker” rules, trading in the Fund’s Shares may be halted due to extraordinary market volatility. Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, the Fund’s Shares may trade at a larger premium or discount to its NAV.

Securities Lending Risk

Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Short Sales Risk

In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts a security, it borrows shares of that security, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. A short position subjects the Fund to the risk that instead of declining, the price of the security or reference asset to which the Fund has short exposure will rise. If the price of the security or reference asset increases between the date of the short sale and the date on which the Fund replaces the security or otherwise closes out its short position, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Swap Agreements Risk

Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference or asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized

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and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets. Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to credit risk, counterparty risk, liquidity risk and valuation risk. Because they are two-party contracts and may have terms of greater than seven days, certain swap transactions may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the portfolio managers’ expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise. Certain swaps are not bilateral agreements but are centrally cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity but many regulations regarding centrally cleared swaps have not been fully implemented and the scope of the risks remain unclear. As central clearing does not make the agreements risk-free and there is no guarantee that the Fund would consider all centrally cleared or exchange-traded swaps to be liquid.

TBA Securities Risk

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery. Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Fund to post collateral in connection with its TBA transactions.

Trading Price Risk

Although it is generally expected that the market price of the Fund’s Shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on market supply of and demand for Shares and the Fund’s NAV, among other reasons. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. The market price of the Fund’s Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that an investor most wants to sell their Shares. The risk of wide bid and ask spreads may be especially pronounced for smaller funds. In addition, increased market volatility may cause wider spreads.

U.S. Tax Risk

To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements. If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and the Fund’s distributions, including distributions of tax-exempt income, would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. To the extent the Fund engages in derivatives transactions, the tax treatment such derivatives transactions is unclear for purposes of determining the Fund’s tax status. To the extent the Fund engages in transactions in financial instruments, including, but not limited to, options, futures contracts, hedging transactions, forward

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contracts and swap contracts, the Fund will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

Valuation Risk

When valuing the Fund’s portfolio investments, if a market quotation is readily available for a portfolio investment, that investment will generally be valued at the market value. However, unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities and thus readily available market quotations are unavailable. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing service providers that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Additionally, pricing service providers generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Valuing the Fund’s investments using fair value pricing provided by pricing service providers will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. Authorized Participants who purchase or redeem Shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Variable and Floating Rate Instruments Risk

Variable and floating rate instruments include debt securities issued by corporate and governmental entities, bank loans, mortgage-backed securities and asset-backed securities, preferred equity securities and derivative variable rate securities, such as inverse floaters. Variable and floating rate instruments are structured so that the instrument’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a variable or floating rate instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on a variable or floating rate instrument will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the instrument. A variable or floating rate instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, variable and floating rate instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Variable and floating rate instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate.

Buying and Selling Shares in the Secondary Market

Most investors will buy and sell Shares of the Fund in secondary market (“Secondary Market”) transactions through brokers. Shares of the Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

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Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

Management

The Board is responsible for the general supervision of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund.

Investment Advisor

The Advisor has been registered as an investment advisor with the SEC since August 2007 and is a wholly-owned indirect subsidiary of New York Life Insurance Company. The Advisor’s principal office is located at 51 Madison Avenue, New York, New York 10010. As of December 31, 2023 the Advisor had approximately $10.4 billion in assets under management.

The Advisor has overall responsibility for the general management and administration of the Trust. The Advisor provides an investment program for the Fund. The Advisor has delegated certain advisory duties with regard to the Fund (including management of all of the Fund’s assets) to the Fund’s Subadvisor. The Advisor has also arranged for custody, fund administration, transfer agency and all other non-distribution related services necessary for the Fund to operate.

As compensation for its services and its assumption of certain expenses, the Fund pays the Advisor a management fee equal to a percentage of the Fund’s average daily net assets that is calculated daily and paid monthly, as follows:

Fund Name	Management Fee
IQ MacKay Securitized Income ETF	0.40%

The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Advisor serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) and the Subadvisor serves as investment subadvisor to the Fund pursuant to an Investment Subadvisory Agreement (the “Subadvisory Agreement”). The Advisory Agreement and the Subadvisory Agreement were approved by the Independent Trustees of the Trust. The basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreement will be available in the Trust’s Semi-Annual Report to shareholders.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Fund. The Advisor and the Trust have obtained an exemptive order (the “Order”) from the SEC permitting the Advisor, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate affiliated or unaffiliated subadvisors and to modify any existing or future subadvisory agreement with a subadvisor without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain

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information required by the Order within 90 days of hiring a new subadvisor. The Order also grants the Advisor and Trust relief with respect to the disclosure of the advisory fees paid to individual subadvisors in various documents filed with the SEC and provided to shareholders. Pursuant to the Order, the Fund may disclose the aggregate fees payable to the Advisor and wholly owned subadvisors and the aggregate fees payable to unaffiliated subadvisors and subadvisors affiliated with Advisor, other than wholly-owned subadvisors. The Fund’s sole shareholder has approved the use of the Order.

Expense Limitation Agreement

The Advisor has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than the average daily net assets of the Fund as set forth in the table below. The agreement will remain in effect permanently unless terminated by the Board of Trustees of the Fund.

Fund Name	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ MacKay Securitized Income ETF	0.40%

Subadvisor

Under the supervision of the Advisor, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Advisor out of the Advisor’s management fee, not the Fund. See the SAI for additional information about fees. To the extent that the Advisor has agreed to waive its management fee or reimburse expenses, the Subadvisor has agreed to waive or reimburse its fee proportionately. The basis for the Board approval of the Subadvisory Agreement will be available in the Trust’s Semi-Annual Report to shareholders.

MacKay Shields LLC (“MacKay Shields”), located at 1345 Avenue of the Americas, New York, New York 10105, serves as the subadvisor to the Fund. MacKay Shields was incorporated in 1969 and has been registered as an investment advisor with the SEC since 1969. Today MacKay Shield’s is an indirect wholly-owned subsidiary of New York Life. MacKay Shields’ principal office is located at. As of December 31, 2023, MacKay Shields had approximately $139.1 billion in assets under management.

Portfolio Management

The following section provides biographical information about the Fund’s portfolio managers. Additional information about the portfolio managers’ compensation, other accounts managed, and ownership of the Fund is available in the SAI.

MacKay Shields’ Portfolio Managers:

Neil Moriarty, III, Senior Managing Director

Mr. Moriarty is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. He has served as a portfolio manager of the IQ MacKay Securitized Income ETF since its inception. Mr. Moriarty is responsible for managing all Multi-Sector and related strategies. He has managed the MainStay Income Builder Fund and MainStay MacKay Total Return Bond Fund since 2018. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of US Core, Structured Products and Co-Head of US Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

Michael DePalma, Senior Managing Director

Mr. DePalma is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. He has served as a portfolio manager of the IQ MacKay Securitized Income ETF since its inception. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, Mr. DePalma was Co-Head of MacKay’s Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where

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he managed systematic macro and credit strategies. Prior to joining PhaseCapital, Mr. DePalma was Chief Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. Mr. DePalma graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.

Zachary Aronson, Director

Mr. Aronson is a Structured Products Credit Analyst supporting the Global Credit and Global Fixed Income teams. He has served as a portfolio manager of the IQ MacKay Securitized Income ETF since its inception. He covers RMBS, CMBS, ABS sectors. He joined the Global Fixed Income team in April 2019 as an Associate Director and Structured Products Credit Analyst. Prior to joining MacKay Shields, he worked at Ally Bank where he was responsible for analyzing and trading Asset Backed Securities, Commercial Mortgage-Backed Securities and non-Agency Residential Mortgage-Backed Securities. Zach earned a Bachelor of Science in Finance in 2009 from the Robert H. Smith School of Business at the University of Maryland, College Park. He has been in the investment management industry since 2009.

Other Service Providers

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BNY Mellon serves as Administrator for the Fund. Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

Distributor

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in the Fund’s Shares. NYLIFE Distributors LLC has entered into a Services Agreement with ALPS to market the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Chapman and Cutler LLP, located at 1717 Rhode Island Avenue, Washington, D.C. 20036, serves as counsel to the Trust and the Fund.

Frequent Trading

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board evaluated the risks posed by market timing activities, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. The Board ultimately determined that due to an ETF’s creation/redemption mechanism, whereby Fund Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in Fund Shares occurs on the Secondary Market and does not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing. Accordingly, the Board determined that it is not necessary to adopt market timing policies and procedures.

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Distribution and Service Plan

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts (“Payments”) to third-parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments. The Advisor may make Payments for such third-parties to organize or participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about ETFs, including ETFs advised by the Advisor, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor also may make Payments to third-parties to help defray costs typically covered by a trading commission, such as certain printing, publishing and mailing costs or materials relating to the marketing of services related to exchange-traded products (such as commission-free trading platforms) or exchange-traded products in general (“Administrative Costs”).

Determination of Net Asset Value (NAV)

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus its total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places. The NAV is calculated by the Administrator and Custodian and determined each day the NYSE Arca is open for trading as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time).

The Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.

Generally, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for the Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the NYSE Arca or the Nasdaq, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times. The Fund’s foreign securities may trade on weekends or other days when Shares do not trade. Consequently, the value of portfolio securities of the Fund may change on days when Shares of the Fund cannot be purchased or sold.

When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the

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security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.

The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations. If the Fund invests in other open-end management investment companies registered under the 1940 Act, it may rely on the NAVs of those companies to value the shares it holds of them. Those companies may also use fair value pricing under some circumstances.

Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund’s indicative intra-day value (“IIV”), which could result in the market prices for Shares deviating from NAV.

Premium/Discount Information

Information regarding the extent and frequency with which market prices of Shares have tracked the relevant Fund’s NAV is available without charge on the Fund’s website at newyorklifeinvestments.com/etf.

Dividends, Distributions and Taxes

Net Investment Income and Capital Gains

As the Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns dividends from stocks and interest from debt securities. These amounts, net of expenses, typically are passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains typically are passed along to shareholders as “capital gain distributions.”

Net investment income and net capital gains typically are distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund may decide to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of a distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available. Distributions which are reinvested nevertheless will be subject to U.S. federal income tax to the same extent as if such distributions had not been reinvested.

U.S. Federal Income Taxation

The following is a summary of certain U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the Code, U.S. Treasury Department regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date of this Prospectus and all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, and does not address the consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, regulated investment companies (“RICs”), real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, “non-U.S. shareholders” (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may

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be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state and local, and non-U.S., tax consequences of investing in Shares, based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country or other taxing jurisdiction. The following information supplements, and should be read in conjunction with, the section in the SAI entitled “U.S. Federal Income Taxation.”

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a separate RIC under the Code. To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) its net tax-exempt interest income.

As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

The Fund generally will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such year (or later if the Fund is permitted to elect and so elects), plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the U.S. or under the laws of the U.S., or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) the trust has a valid election in place to be treated as a U.S. person.

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In general, taxable Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in Shares. However, the Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s taxable net investment income (except, as discussed below, qualified dividend income, if any) and net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. To the extent designated as capital gain dividends by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualified dividend income are, to the extent of the Fund’s current and accumulated earnings and profits, taxed to certain non-corporate Fund shareholders at the rates generally applicable to long-term capital gain, provided that the Fund shareholders meet certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified non-U.S. corporations. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. Substitute payments received on Shares that are lent out will be ineligible for being reported as qualified dividend income. Given its investment strategy, the Fund does not anticipate that a significant portion of its distributions will be eligible for qualifying dividend treatment. If the Fund pays a dividend that would be “qualified dividend income” for individuals, corporate shareholders may be entitled to a dividends received deduction.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, the Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and generally as capital gain thereafter. Any such distribution will reduce the shareholder’s tax basis in the Shares, and thus will increase the shareholder’s capital gain, or decrease the capital loss, recognized upon a sale or exchange of Shares.

In addition, individuals with adjusted gross incomes above certain threshold amounts (and certain trusts and estates) generally are subject to a 3.8% Medicare tax on “net investment income” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include taxable dividends (including capital gain dividends) received from the Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales or Exchange of Shares. Any capital gain or loss realized upon a sale or exchange of Shares (including an exchange of Shares of the Fund for Shares of another fund) generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of

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Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale or exchange of Shares held for six months or less, to the extent not disallowed as discussed in the next sentence, is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the Shares. Furthermore, a loss realized by a shareholder on the sale or exchange of Shares of the Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the shareholder for six months or less at the time of their disposition. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant generally recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant generally recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less, to the extent not disallowed as discussed in the next sentence, is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. Furthermore, a loss realized on the redemption of Shares of the Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held for six months or less at the time of their disposition.

Back-Up Withholding

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a current rate of 24% from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation applicable to non-U.S. shareholders.

As indicated above, a majority of certain of the Fund’s distributions to its shareholders, including its non-U.S. shareholders, is expected to be excluded from gross income for U.S. federal income tax purposes as exempt-interest dividends. However, with respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty), subject to certain exceptions for “interest-related dividends” and “short-term capital gain dividends” discussed below. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. U.S. federal withholding tax generally will not apply to any gain realized by a non-U.S. shareholder in respect of the Fund’s net capital gain. Special rules (not discussed herein) apply with respect to dividends of the Fund that are attributable to gain from the sale or exchange of “U.S. real property interests.”

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In general, all “interest-related dividends” and “short-term capital gain dividends” (each defined below) will not be subject to U.S. federal withholding tax, provided that, among other requirements, the non-U.S. shareholder furnished the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gains dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In general, subject to certain exceptions, non-U.S. shareholders will not be subject to U.S. federal income or withholding tax in respect of a sale or other disposition of Shares of the Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholding (discussed above), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information about its direct and indirect “substantial U.S. owners” to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA. If the shareholder is a tax resident in a jurisdiction that has entered into an intergovernmental agreement with the U.S. government, the shareholder will be required to provide information about the shareholder’s classification and compliance with the intergovernmental agreement.

“Withholdable payments” generally include, among other items, U.S.-source interest and dividends, and gross proceeds from the sale or disposition of property of a type that can produce U.S.-source interest or dividends. However, proposed regulations may eliminate the requirements to withhold on payments of gross proceeds from dispositions.

The Fund or a shareholder’s broker may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled “U.S. Federal Income Taxation.”

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Code of Ethics

The Trust, Advisor, the Subadvisor, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust, the Advisor, the Subadvisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

Fund Website and Disclosure of Portfolio Holdings

The Advisor maintains a website for the Fund at newyorklifeinvestments.com/etf. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (1) the prior Business Day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Fund will disclose on its website (newyorklifeinvestments.com/etf) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Other Information

The Fund is not sponsored, endorsed, sold or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act are subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Financial Highlights

Financial highlights are not presented for the Fund since the Fund has not commenced operations.

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Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Trust may collect non-public personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

We do not disclose any non-public personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third-parties who are not affiliated with the Trust to perform certain business administration and related business services, such as processing transactions or servicing accounts, or as permitted by law. For example, we may share information with a company that maintains or services customer accounts for the Trust. When we enter into such a relationship, we restrict the company’s use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers, such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

IndexIQ Active ETF Trust
Mailing Address
51 Madison Avenue
New York, New York 10010
1-888-474-7725
newyorklifeinvestments.com/etf

IndexIQ Active ETF Trust

PROSPECTUS | May 8, 2024

FOR MORE INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual/Semi-Annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders (once available). In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus). The Fund’s annual and semi-annual reports (once available) and the SAI are available free upon request by calling IndexIQ at 1-888-474-7725. You can also access and download the annual and semi-annual reports (once available) and the SAI at the Fund’s website: newyorklifeinvestments.com/etf.

To obtain other information and for shareholder inquiries:

By telephone: 1-888-474-7725
By mail: IndexIQ Active ETF Trust
c/o IndexIQ
51 Madison Avenue
New York, NY 10010
On the Internet: SEC Edgar database: http://www.sec.gov; or newyorklifeinvestments.com/etf

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

“New York Life Investments” is both a servicemark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

IQ® and IndexIQ® are registered servicemarks of New York Life Insurance Company. The Trust’s investment company registration number is 811-22739.

ME01secr-05/24

STATEMENT OF ADDITIONAL INFORMATION

INDEXIQ ACTIVE ETF TRUST

51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PHONE: (888) 474-7725

May 8, 2024

This Statement of Additional Information (this “SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectus dated May 8, 2024, as it may be revised from time to time (the “Prospectus”), for the fund listed below (the “Fund”), a series of the IndexIQ Active ETF Trust (the “Trust”).

Fund Name
IQ MacKay Securitized Income ETF (SECR)

The Fund’s Prospectus and the Fund’s Annual Report or Semi-Annual Report (once available) may be obtained without charge, by writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, by calling (888) 474-7725, or by visiting the Trust’s website at newyorklifeinvestments.com/etf. Shares of the Fund are principally listed on a national securities exchange, the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

Capitalized terms used but not defined herein have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on January 30, 2008 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of a number of separate investment portfolios, of which 8 are in operation.

Other portfolios may be added to the Trust in the future. The shares of the Fund are referred to herein as “Shares.” The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund is managed by IndexIQ Advisors LLC (the “Advisor”). The Advisor has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since August 2007 and is a wholly-owned indirect subsidiary of New York Life Insurance Company.

The IQ MacKay Securitized Income ETF is subadvised by MacKay Shields LLC (“MacKay Shields” or “Subadvisor”).

An ETF, such as the Fund, does not sell or redeem individual Shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in large blocks of Shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities (“Deposit Securities”), cash (“Cash Component”) and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund Shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the net asset value (“NAV”) of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio.

If the Fund presently creates and redeems Shares in-kind, the Trust reserves the right to offer a “cash” option for creations and redemptions of Shares.

The Trust’s Amended and Restated Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration. The Declaration provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board of Trustees of the Trust (the “Trustees” or the “Board”). The Declaration details conditions that must be met with respect to the demand, including the requirement that 10% of the outstanding Shares of the Fund who are eligible to bring such derivative action under the Delaware Statutory Trust Act join in the demand for the Trustees to commence such derivative action. There may be questions regarding the enforceability of this provision based on certain interpretations of the Securities Act of 1933 Act, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act.

Additionally, the Declaration provides that the Court of Chancery of the State of Delaware, to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware shall be the exclusive forum in which certain types of litigation may be brought, which may require shareholders to have to bring an action in an inconvenient or less favorable forum. There may be questions regarding the enforceability of this provision because the 1933 Act, the 1934 Act and the 1940 Act allow claims to be brought in state and federal courts. The Declaration provides that shareholders waive any and all right to trial by jury in any claim, suit, action or proceeding.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will be able to maintain the listing of its Shares on the Exchange. The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if: (i) the Fund does not comply with the Exchange’s continuous listing standards; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on commission rates negotiated by an investor and his or her broker.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund has a distinct investment objective and policies that are distinct from the other series of the Trust. There can be no assurance that the Fund’s objective will be achieved.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

The Fund’s share prices will fluctuate with market and economic conditions. The Fund should not be relied upon as a complete investment program.

Diversification Status

The Fund’s diversification status for purposes of the 1940 Act is set forth below:

Fund	Diversification Status
IQ MacKay Securitized Income ETF	Diversified

Investment Restrictions

The investment restrictions set forth below as fundamental policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund.

As a matter of fundamental policy, the Fund:

A.	May not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The Fund will not invest 25% or more of its total assets in investment companies that have a policy to invest 25% or more of their total assets in issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

As a matter of fundamental policy, the Fund:

B.	May borrow money, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

C.	May make loans as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

D.	May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

E.	May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

F.	May not purchase physical commodities or contracts regarding physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

G.	May issue senior securities, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Unless otherwise indicated, all of the percentage limitations above and in the investment restrictions recited in the Prospectus apply only at the time of an acquisition or encumbrance of securities or assets of the Fund, except that any borrowings by the Fund that exceed applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in the Fund’s assets will not be considered a violation of the Fund’s policies or restrictions. “Value” for the purposes of all investment restrictions shall mean the value used in determining the Fund’s NAV.

Additional Information Regarding Investment Restrictions

Below is additional information regarding the Fund’s investment restrictions. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.

For purposes of the Fund’s industry concentration policy, the Advisor or Subadvisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Advisor or Subadvisor may, but need not, consider industry classifications provided by third parties.

INVESTMENT STRATEGIES AND RISKS

Subject to the limitations set forth herein and in the Prospectus, the Advisor or Subadvisor to the Fund may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets and under all conditions. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Unless otherwise indicated above, the Fund may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Advisor or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The loss of money is a risk of investing in the Fund. The Fund is not intended to constitute a balanced or complete investment program and the NAV per Share of the Fund will fluctuate based on the value of the securities held by the Fund.

Common Stock

Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument.

Corporate Bonds

A corporate bond is an interest-bearing security issued by a U.S. or non-U.S. company. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed- rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The value of the debt securities generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, and the maturity of the debt security. Generally, a rise in interest rates will reduce the value of fixed-income securities, and a decline in interest rates will increase the value of fixed-income securities. Longer-term debt securities generally pay higher interest rates than do shorter-term debt securities but also may experience greater price volatility as interest rates change.

Credit Default Swaps

Credit default swaps are contracts whereby one party, the protection “buyer,” makes periodic payments to a counterparty, the protection “seller,” in exchange for the right to receive from the seller a payment equal to the par or other agreed-upon value (the “value”) of a particular debt obligation (the “referenced debt obligation”) in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by the Fund as referenced debt obligations. The Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments. When the Fund is the buyer of a credit default swap contract, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third-party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided, that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Fund’s Advisor or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). Credit default swaps also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which the Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund may also invest in an equally-weighted credit default swap index (a “CDX index”) that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and other risks associated with an investment in a credit default swaps, as discussed above.

Cyber Security and Disruptions in Operations

The Fund is more susceptible to operational and information security risks resulting from breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third-parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Fund’s or its service providers’ operations, or otherwise impair Fund or service provider operations. In addition, a cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Fund and its shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Fund works closely with third-party service providers (e.g., custodians), cyber security breaches at such third-party service providers or trading counterparties may subject the Fund’s shareholders to the same risks associated with direct cyber security breaches. Further, cyber security breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

While the Fund has established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Fund does not control the cyber security and operational systems of issuers or third-party service providers, and certain security breaches may not be detected. The Fund and its respective shareholders could be negatively impacted as a result of any security breaches or operational disruptions and may bear certain costs tied to such events.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. The value of the debt securities generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, and the maturity of the debt security. Generally, a rise in interest rates will reduce the value of fixed-income securities, and a decline in interest rates will increase the value of fixed-income securities. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Higher yields are generally available from securities in the lower rating categories.

The value of lower-rated debt securities may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates.

The ratings of fixed-income securities by a nationally recognized statistical rating organization (“NRSRO”) are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. Additionally, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Advisor’s or Subadvisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk could also exist when a security cannot be purchased or sold at the time desired or cannot be purchased or sold without adversely affecting the price.

Emerging Market Countries

The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Advisor and Subadvisor anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extraconstitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets.

Issuers and securities markets in emerging market countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Floating and Variable Rate Securities

Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a Secondary Market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate that is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates; the Fund will participate in any declines in interest rates as well.

The Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be classified as illiquid investments.

Foreign Securities

Foreign investments involve special risks that are not typically associated with U.S. dollar-denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the U.S., and the legal remedies for investors may be more limited than the remedies available in the U.S. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. and the legal remedies for investors may be more limited than the remedies available in the U.S.

Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

Futures Contracts and Options on Futures Contracts

As a part of its principal investment strategy, the Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Advisor, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or, with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, the National Futures Association, the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Options. An option is a contract in which the "holder” (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

High Yield Securities

Typically, high yield debt securities (sometimes called “junk bonds”) are rated below investment grade by one or more of the rating agencies. Securities rated at the time of purchase lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), “BBB-” by Standard & Poor’s Ratings Group, Inc. (“S&P”), Fitch Ratings (“Fitch”) and Kroll Bond Rating Agency (“Kroll”), or “BBB (low)” by DBRS Morningstar or comparable non-rated securities are considered below investment-grade quality. These obligations of issuers are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

Investments in lower-rated debt securities provide greater income and increased opportunity for capital appreciation than investments in higher-quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield securities. Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher-rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The Secondary Market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

If the issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.

Please see Appendix B of this SAI for a general description of rating categories from various NRSROs.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act). Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, pursuant to agreements requiring the loans to be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, irrevocable bank letters of credit (upon consent of the Board) or any combination thereof, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in liquid, short-term investments approved by the Advisor.

Investing the collateral subjects the Fund to risks, and the Fund will be responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.

For the duration of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. These events could also trigger adverse tax consequences for the Fund.

The Fund will generally not have the right to vote securities during the existence of the loan, but the Advisor may call the loan to exercise the Fund’s voting or consent rights on material matters affecting the Fund’s investment in such loaned securities. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially.

Loans will be made only to firms deemed creditworthy, and when the consideration which can be earned from securities loans is deemed to justify the attendant risk. The creditworthiness of a borrower will be considered in determining whether to lend portfolio securities and will be monitored during the period of the loan. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectus regarding investing in fixed-income securities and cash equivalents.

Liquidation of the Fund

The Board may determine to close and liquidate the Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her Shares of the Fund. A shareholder of a liquidating Fund will be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Market Disruption Risk and Recent Market Events

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause a Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant restrictions, market volatility, decreased economic and other activity and increased government activity that it has caused. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and resulting sanctions have and could continue to have a significant impact on a Fund’s investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. Further, large corporations and U.S. and foreign governmental entities may divest interests or otherwise curtail business dealings in these countries. These events may result in a loss of liquidity and value of these countries’ securities and, in some cases, a complete inability to trade or settle trades in such securities.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. For example, low interest rate environments tend to be a positive factor for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and stock prices. Likewise, during periods when interest rates are increasing (rather than stagnant in a high or low interest rate environment), the price of fixed income investments tend to fall as investors begin to seek higher-yielding investments. Accordingly, a Fund is subject to heightened interest rate risk during periods of low interest rates. During rising interest rate environments, the Funds may be adversely affected, especially those Funds that are more susceptible to interest rate risk (e.g., those funds that hold fixed income investments or that invest in equity securities of issuers who are adversely affected by rising interest rates). As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact a Fund, and any regulatory changes could adversely impact a Fund’s ability to achieve its investment strategies or make certain investments.

Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. Certain isolated events in a financial market may also result in systemic adverse consequences across broader segments of the financial markets (domestically, regionally, or globally) in unanticipated or unforeseen ways. Such events may result from unregulated markets, systemic risk, natural market forces, bad actors, or other unforeseen scenarios.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis, when it would be more efficient or less expensive for the Fund to do so, or as collateral for financial instruments, for liquidity purposes, or to earn interest. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper; (4) repurchase agreements; and (5) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Mortgage-Related Securities

Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loans institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (“mortgage passthrough securities”).

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, the creditworthiness of the parties involved and the value of real property or other collateral underlying the mortgage-related security. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

Investment in mortgage-backed securities poses several risks, including prepayment, extension risk, market risk, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the U.S. and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from U.S. federal income tax.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call (or repay) a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to U.S. federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financing in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the U.S. Internal Revenue Code of 1986, as amended, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating U.S. federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request — usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal bonds may also be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

●	Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

●	Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

●	Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration (“FHA”) under the FNMA or GNMA.

●	Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.

●	Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the Securities Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Insured Municipal Securities. To the extent applicable, the Fund will typically only invest in an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Fund’s shares, or (iii) the Fund’s distributions. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody’s or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

Types of Insurance. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund.

Qualified Municipal Bond Insurers. Insurance policies may be issued by a qualified municipal bond insurer. The bond insurance industry is a regulated industry. Any bond insurer must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer’s capital base. Neither the Fund nor the investment manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund’s rights with respect to the security, including the right to payment. The insurer’s rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

Municipal Lease Obligations. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee’s governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid. While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property’s private sector or re- leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free. While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Tax-Exempt or Qualified Private Activity and Industrial Development Revenue Bonds. Tax-exempt industrial development revenue and other similar bonds are part of a category of securities sometimes known as tax-exempt or qualified private activity bonds. These bonds are typically issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment. As a result, these bonds may involve a greater degree of corporate credit risk than other municipal securities.

Short Sales Risk

Short sales are transactions in which the Fund sells a security it does not own to obtain an inverse exposure to that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the applicable Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify cash or liquid assets at such a level that such assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Total Return Swaps

Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

Total return swaps are considered illiquid by the Fund. Consequently, the Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by the Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk. Moreover, the Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs and lower correlation of these other derivatives may adversely affect the Fund’s ability to meet its investment objective.

MANAGEMENT

Board Responsibilities. The business of the Trust is managed under the direction of the Board. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust, such as the Advisor, Subadvisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Advisor and the Subadvisor present the Board with information concerning the investment objectives, strategies and risks of their applicable investment portfolio. Additionally, the Advisor and the Subadvisor provide the Board with an overview of, among other things, the respective firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and the Subadvisor and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor and the Subadvisory Agreement with the Subadvisor, the Board receives detailed information from the Advisor and the Subadvisor. Among other things, the Board regularly considers each of the Advisor’s and Subadvisor’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and the Subadvisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Fund, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Advisor and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Liquidity Program is reasonably designed to assess and manage the Fund’s liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of IndexIQ Advisors as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program’s Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board also benefits from other risk management resources and functions within New York Life, such as its risk management personnel and internal auditor department. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Members of the Board and Officers of the Trust. Set forth below are the names, years of birth, position with the Trust, term of office, portfolios supervised and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Paul D. Schaeffer, an Independent Trustee (as defined below), is Chair of the Board. Four of the Trustees, Mr. Schaeffer, Lofton Holder, Michael A. Pignataro and Michelle A. Kinch, and their immediate family members have no affiliation or business connection with the Advisor or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Advisor or the Fund’s principal underwriter. These Trustees are not “interested persons” of the Trust and are referred to herein as “Independent Trustees.” Kirk C. Lehneis (the “Interested Trustee”) is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Advisor.

There is an Audit Committee and a Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each committee is responsible for running the committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Fund, the number of portfolios overseen by the Board and the total number of trustees on the Board.

Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Lofton Holder, 1964	Trustee	Since June 2022	Retired; formerly, Managing Partner and Co-Founder, Pine Street Alternative Asset Management (2011 – 2019).	22

Board Member, Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., and Golub Capital Direct Lending Corporation (each, a business development company) (2021 – present); Board Member, Manning & Napier (investment manager) (2021 – present).

Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	22	The New Ireland Fund, Inc. (closed- end fund) (2015 to 2023).
Paul D. Schaeffer, 1951	Trustee Chair of the Board	Since April 2015 Since March 2023	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	22	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker- dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (nonprofit) (2019 to present); Board Member, Center for Collaborative Investigative Journalism (non-profit) (2020-present).

Michelle A. Kinch, 1975	Trustee	Since June 2022	Visiting Scholar, Harvard Business School (2020 to present); Visiting Assistant Professor of Operations Management, Boston University Questrom School of Business (2020 to present); Business researcher and consultant, self-employed (2013 – 2020).	22	U.S. Charitable Gift Trust (public charity offering donor-advised funds and trust products) (2017 –present); Pathstone (investment advisory firm offering comprehensive family office services) (2022-present).
Interested Trustee
Kirk C. Lehneis, 1974(4)	President	Since January 2018	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).	22	None.

Officers
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jack R. Benintende, 1964	Vice President	Since March 2023	Chief Operating Officer, IndexIQ Advisors LLC (since February 2023), Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007) and MainStay Funds Trust (since 2009).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Director of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Chief Legal Officer, IndexIQ Advisors LLC (since 2015), Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since 2015).
Kevin M. Gleason, 1966	Chief Compliance Officer	Since June 2022	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay VP Funds Trust (since 2022); Senior Vice President, Voya Investment Management, LLC and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

(1)	The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)	Trustees and Officers serve until their successors are duly elected and qualified.

(3)	The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of IndexIQ ETF Trust.

(4)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

The Board met six times during the fiscal year ended April 30, 2024.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (v) oversee the Trust’s policies and practices regarding the valuation of investments and computation of the Fund’s net asset value; and (vi) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. During the fiscal year ended April 30, 2024, the Audit Committee met three times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ Active ETF Trust Nominating Committee. During the fiscal year ended April 30, 2024, the Nominating Committee met one time.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Holder should serve as Trustee of the Trust because of his experience in senior executive roles in the financial services industry and, in particular, as co-founder and managing partner of Pine Street Alternative Asset Management LLC.

The Trust has concluded that Mr. Pignataro should serve as Trustee of the Trust and as an audit committee financial expert because of the experience he has gained as a businessman and, in particular, his prior service in the financial services industry as a Director of Credit Suisse Asset Management and Chief Financial Officer of the Credit Suisse Funds.

The Trust has concluded that Mr. Schaeffer should serve as Trustee of the Trust because of his experience in the financial services industry, including his experience as a director of and service provider to investment companies.

The Trust has concluded that Ms. Kinch should serve as Trustee of the Trust because of the experience she has gained as an academic and researcher in the fields of business and operations and technology management and her extensive experience in the financial services industry as a consultant and executive.

The Trust has concluded that Mr. Lehneis should serve as Trustee of the Trust because of the experience he has gained as President of the MainStay Funds, Chief Operating Officer of New York Life Investment Management LLC, and President of IndexIQ Advisors; his knowledge of and experience in the financial services industry; and the experience he has gained serving as Chairman of the Board of New York Life Investment Management LLC since 2017.

Trustees’ Ownership of Shares

Listed below for each Trustee is a dollar range of securities in the Trust beneficially owned together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2023.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies(1)
Lofton Holder	None	None
Michael A. Pignataro	None	None
Paul D. Schaeffer	None	$10,001 – $50,000
Michelle A. Kinch	None	None
Kirk C. Lehneis(2)	None	$1-$10,000
(1)	The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of IndexIQ ETF Trust.

(2)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Board Compensation

Effective January 1, 2024, each Independent Trustee receives from the Fund Complex, either directly or indirectly, an annual retainer of $75,000. For the calendar year ended December 31, 2023, each Independent Trustee received from the Fund Complex, either directly or indirectly, an annual retainer of $70,000. Prior to January 1, 2023, each Independent Trustee received from the Fund Complex, either directly or indirectly, an annual retainer of $60,000. Effective March 30, 2023, as Chair of the Board, Mr. Schaeffer receives an annual stipend of $35,000; as Chair of the Audit Committee, Mr. Pignataro receives an annual stipend of $10,000; and as Chair of the Nominating Committee, Ms. Kinch receives an annual stipend of $10,000. Prior to March 30, 2023, as the Chair of both the Audit Committee and Valuation Committee (which was dissolved March 30, 2023), Mr. Pignataro received a total annual stipend of $20,000, which represents $10,000 for each Committee(1); and as Nominating Committee Chair, Mr. Schaeffer received an annual stipend of $10,000. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. The following table sets forth certain information with respect to the estimated compensation of each Trustee for the fiscal year ended April 30, 2024:

(1)	Effective March 30, 2023, the Valuation Committee was dissolved.

Name and Position	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees(1)
Lofton Holder, Trustee(2)	N/A	N/A	$71,667
Michael A. Pignataro, Trustee	N/A	N/A	$81,667
Paul D. Schaeffer, Trustee	N/A	N/A	$112,500
Michelle A. Kinch, Trustee(2)	N/A	N/A	$81,667
Kirk C. Lehneis, Trustee, President and Principal Executive Officer(3)	None	None	None
(1)	The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of IndexIQ ETF Trust.

(2)	Mr. Holder and Ms. Kinch became Trustees on June 22, 2022.

(3)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Code of Ethics

The Trust, its Advisor, Subadvisor and principal underwriter have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund’s shareholders. For purposes of this Policy, the best interests of shareholders means the shareholders’ best economic interest over the long-term (e.g., the common interest that all shareholders have in seeing the value of a common investment increase over time). The Board has delegated responsibility for decisions regarding proxy voting for securities held by each series of the Trust to the Advisor. Where the Fund has retained the services of a subadvisor to provide day-to-day portfolio management for the Fund, the Advisor may delegate proxy-voting authority to the Subadvisor, provided that, as specified in the Advisor’s Proxy Voting Policies and Procedures, the Subadvisor has demonstrated that its proxy voting policies and procedures are consistent with the Advisor’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Advisor’s clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Advisor and/or the Subadvisor as applicable) at any time by a vote of the Board. The Advisor has delegated proxy-voting authority to the Fund’s Subadvisor. A summary of the Subadvisor’s proxy voting policies and procedures is included in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX (once available) will be available at no charge upon request by calling 1-888-474-7725. The most recent Form N-PX is available on the Fund’s website at newyorklifeinvestments.com/etf or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund has not yet commenced operations and information is not presented for the Fund.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

Investment Advisor

IndexIQ Advisors LLC, the Advisor, serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Advisor (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor, subject to supervision by the Board, provides an investment program for the Fund and is responsible for the retention of subadvisors to manage the investment of the Fund’s assets in conformity with the stated investment objective and principal investment strategies, and subject to the investment policies, of the Fund if the Advisor does not provide these services directly. The Advisor is responsible for the supervision of the Subadvisor and its management of the investment portfolio of the Fund. The Advisor also arranges for the provision of distribution, subadvisory, transfer agency, custody, administration and all other services necessary for the Fund to operate.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Fund. The Advisor and the Trust have obtained an exemptive order (the “Order”) from the SEC permitting the Advisor, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate affiliated or unaffiliated subadvisors and to modify any existing or future subadvisory agreement with a subadvisor without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Order also grants the Advisor and Trust relief with respect to the disclosure of the advisory fees paid to individual subadvisors in various documents filed with the SEC and provided to shareholders. Pursuant to the Order, the Fund may disclose the aggregate fees payable to the Advisor and wholly owned subadvisors and the aggregate fees payable to unaffiliated subadvisors and subadvisors affiliated with Advisor, other than wholly-owned subadvisors. The Fund’s sole shareholder has approved the use of the Order. The Advisor and Trust are seeking an updated exemptive order from the SEC that would permit the Advisor, on behalf of the Funds and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate affiliated or unaffiliated subadvisors and to modify any existing or future subadvisory agreement with a subadvisor without shareholder approval (the “New Order”). If granted by the SEC, the New Order would supersede the Order. The operation of the Fund in accordance with the New Order must be approved by shareholders of the Fund before the Advisor or Trust may rely on the New Order. The New Order would also grant the Advisor and Trust relief with respect to the disclosure of the advisory fees paid to individual subadvisors in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Fund may disclose the aggregate fees payable to the Advisor and wholly owned subadvisors and the aggregate fees payable to unaffiliated subadvisors and subadvisors affiliated with Advisor, other than wholly-owned subadvisors.

The Advisory Agreement will remain in effect with respect to the Fund from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

In addition to providing advisory services, under the Advisory Agreement, the Advisor also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Fund; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable with respect to the Fund at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Advisor or by the Advisor on 60 days’ written notice to the Trust.

Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, payable monthly, at the annual rate for the Fund based on a percentage of its average daily net assets, as follows:

Fund Name	Management Fee
IQ MacKay Securitized Income ETF	0.40%

Expense Limitation Agreement

The Advisor has entered into an Expense Limitation Agreement (“Expense Limitation Agreement”) with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than the percentage of the average daily net assets of the Fund as set forth below. The Expense Limitation Agreement will remain in effect permanently unless terminated by the Board of Trustees of the Fund.

Fund Name	Total Annual Fund Operating Expense Fund Expenses After Waiver/Reimbursement
IQ MacKay Securitized Income ETF	0.40%

Subadvisor

MacKay Shields LLC

MacKay Shields (“MacKay Shields”) LLC, located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment subadvisor to the IQ MacKay Securitized Income ETF, pursuant to the Investment Subadvisory Agreement between the Advisor and MacKay Shields (the “Subadvisory Agreement”). As of December 31, 2023, MacKay Shields managed approximately $139.1 billion in assets.

Pursuant to the Subadvisory Agreement, MacKay Shields is entitled to receive a fee from the Advisor, payable monthly, at the annual rate based on a percentage of the Fund’s average daily net assets as follows:

Fund Name	Subadvisory Fee
IQ MacKay Securitized Income ETF	0.18%

The Subadvisor is responsible for placing purchase and sale orders and shall make investment decisions for the Fund, subject to supervision by the Advisor and the Board of Trustees of the Trust. For its services, the Subadvisor is compensated by the Advisor. The Subadvisory Agreement will continue in effect with respect to the Fund from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by the Subadvisor or for any loss sustained by the Fund except in the case of the Subadvisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. To the extent that the Advisor has agreed to waive its Advisory Fee or reimburse expenses, the Subadvisor has voluntarily agreed to waive or reimburse its fee proportionately.

The Subadvisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Subadvisory Agreement is also terminable with respect to the Fund at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Subadvisor or by the Subadvisor on 60 days’ written notice to the Advisor.

Portfolio Manager

The Subadvisor acts as portfolio manager for the Fund. Subject to supervision by the Advisor and the Board, the Subadvisor supervises and manages the investment portfolios of the Fund and direct the purchase and sale of the Fund’s investment securities. The Subadvisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The portfolio management team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The portfolio management team adjusts holdings in the applicable portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers of the Subadvisor that are primarily responsible for the day-to-day management of the Fund are Neil Moriarty, III, Michael DePalma and Zachary Aronson.

Other Accounts Managed

The Fund’s portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2023, is set forth below.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
Portfolio Manager	Registered Investment Company ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)	Registered Investment Company ($mm)	Pooled Investment Vehicles ($mm)	Other Accounts ($mm)
Neil Moriarty, III	7/$2,837	26/$9,903	103/$18,102	0/$0	0/$0	1/$632
Michael DePalma	7/$2,837	26/$9,903	103/$18,102	0/$0	0/$0	1/$632
Zachary Aronson	0/$0	9/$1,900	82/$14,915	0/$0	0/$0	1/$632

Material Conflicts of Interest

MacKay Shields

MacKay Shields actively engages, and in the future will engage, in a broad spectrum of investment-related activities that are independent from, and that may from time-to-time conflict or compete with, the services it provides to the Fund(s). The particular circumstances described below illustrate some of the conflicts of interest that may arise, however, there can be no assurance that other conflicts of interest with the potential for adverse effects on MacKay Shields’ clients, including the Fund(s), will not arise.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of portfolio managers, research analysts, and traders, while certain other investment teams share portfolio managers, research analysts and/or traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that it concludes are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds typically offer less frequent liquidity. Similarly, a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

Compensation for the Portfolio Managers

MacKay Shields

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a mandatory phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of MacKay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

Ownership of Securities

As of the date of this SAI, the portfolio managers did not own Shares of the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator, custodian, transfer agent and securities lending agent. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation. Under the Fund Administration and Accounting Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon serves as custodian of the Fund’s assets (the “Custodian”). Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Fund. Under the Custody Agreement, BNY Mellon is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S.

The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities.

BNY Mellon serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.

As compensation for the foregoing services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset- based fees, which are accrued daily and paid monthly by the Trust.

As of the date of this SAI, the Fund has not commenced operations and, therefore, has not yet paid any administration, custody or transfer agent fees.

Securities Lending

BNY Mellon also serves as the Trust’s securities lending agent pursuant to a Securities Lending Authorization Agreement. As compensation for providing securities lending services, BNY Mellon receives a portion of the income earned by the Fund on collateral investments in connection with the lending program.

Pursuant to an agreement between the Trust, on behalf of the Fund, and BNY Mellon, the Fund may lend its portfolio securities to certain qualified borrowers. As securities lending agent for the Fund, BNY Mellon administers the Fund’s securities lending program. The services provided to the Fund by BNY Mellon with respect to the Fund’s securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to the Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing cash collateral, which may include investing the cash collateral in approved investment pools; managing qualified dividends; negotiating loan terms; recordkeeping and account servicing; monitoring dividend activity and proxy votes relating to loaned securities; and arranging for return of loaned securities to the Fund at loan termination.

As of the date of this SAI, the Fund has not commenced operations and, as a result, has not earned income or incurred costs or expenses associated with such activities.

Distributor

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). NYLIFE Distributors LLC has entered into a Services Agreement with ALPS to market the Fund.

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to authorized participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Advisor.

As compensation for the foregoing services, the Distributor receives certain out-of-pocket costs and per Fund flat fees, which are accrued daily and paid monthly by the Advisor.

The Board of Trustees has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Distribution and Service Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan, if any, and the purpose for which such expenditures were made.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm to the Trust. PricewaterhouseCoopers LLP will perform the annual audit of the Fund’s financial statements.

Legal Counsel

Chapman and Cutler LLP, located at 1717 Rhode Island Avenue, N.W., Washington, D.C. 20036, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor and the Subadvisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Advisor or the Subadvisor, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (on Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor and Subadvisor believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor or Subadvisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

The Advisor and Subadvisor do not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

On occasions when the Advisor or Subadvisor deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisor or Subadvisor acts as investment advisor or investment subadvisor), the Advisor or Subadvisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor or Subadvisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

As of the date of this SAI, the Fund has not commenced operations and therefore, has not entered into securities transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material nonpublic information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund, including the Advisor and the Subadvisor. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interests of the Fund.

As ETFs, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined in the section entitled “Purchase and Redemption of Creation Units”). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

The Fund will disclose on the Fund’s website (newyorklifeinvestments.com/etf) at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Advisor, the Subadvisor and the Distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on January 30, 2008, and has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

When issued, Shares are fully paid, non-assessable, redeemable and freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book-Entry-Only System

The Depository Trust Company (“DTC”) will act as securities depository for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC a the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext U.S. (formerly known as the American Stock Exchange LLC) and FINRA.

Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through a DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name”, and will be the responsibility of such DTC Participant. The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

General

The Trust issues and sells Shares of the Fund only to Authorized Participants, which are members or participants of any clearing agency registered with the SEC and which have a written agreement with the Trust or any Trust service provider that allows an Authorized Participant to place orders for the purchase and redemption of Creation Units. Creation Units are the specified number of Fund Shares that the Trust will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket of securities, assets or other positions. Creation Units may be purchased and redeemed by Authorized Participants on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s Shares that constitute a Creation Unit.

A Business Day with respect to the Fund is, generally, any day that the Exchange is open for business, although as communicated by the Trust or the Distributor, the Fund may be closed on days when the principal markets for the Fund’s portfolio holdings are closed.

The specific terms and procedures governing purchase and redemption transactions in Creation Units by Authorized Participants are contained in the agreement between the Distributor and each Authorized Participant, and which is subject to acceptance by the Transfer Agent, including any annex thereto, any order form developed for use by the Distributor with Authorized Participants to purchase or redeem Creation Units, and any related communication provided to Authorized Participants by the Distributor, the Transfer Agent, the Advisor, or the Trust (together, the “Authorized Participant Agreement”). More specifically, the Authorized Participant Agreement sets forth the detailed procedures by which the Authorized Participant may purchase or redeem Creation Units of Shares (i) through the Continuous Net Settlement (“CNS”) clearing processes of NSCC, as such processes have been enhanced to effect purchases and redemptions of Creation Units, sometimes called the “CNS Clearing Process,” or (ii) outside the CNS Clearing Process (i.e., through the manual process of the DTC, sometimes called the “DTC Process”).

Purchases and Redemptions

The consideration for purchase of a Creation Unit generally consists of a designated basket of a securities, assets (including cash) or other positions that are representative of the Fund’s portfolio (the “Purchase Basket”), and an amount of cash to account for any difference between the value of the Purchase Basket and the net asset value of a Creation Unit, sometimes called a cash balancing amount. The Fund also may accept a Purchase Basket that is composed of: (i) a non-representative selection of portfolio holdings, or (ii) a representative Purchase Basket that is different from the initial Purchase Basket published for use in transactions on the same Business Day.

The proceeds from the redemption of a Creation Unit generally consist of a designated basket of securities, assets (including cash) or other positions that are representative of the Fund’s portfolio (the “Redemption Basket”), and an amount of cash to account for any difference between the value of the Redemption Basket and the net asset value of a Creation Unit, sometimes called a cash balancing amount. The Fund also may deliver a Redemption Basket that is composed of: (i) a non-representative selection of portfolio holdings, or (ii) a representative Redemption Basket that is different from the initial Redemption Basket used in transactions on the same Business Day.

Purchase Baskets and Redemption Baskets will be communicated to Authorized Participants prior to the opening of the trading of Shares on each Business Day by either the Distributor, the Transfer Agent, the Trust or the Advisor.

Acceptance of Purchase Orders for Creation Units

The Trust reserves the right to reject or revoke a purchase order for Creation Units transmitted to it by the Distributor, for any legally permissible reason, if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (3) payment of any cash amount due as part of the Purchase Basket or any cash balancing amount has not been made by the Authorized Participant by the contractual settlement date; (4) the securities and other assets delivered do not conform to the identity and number of Shares specified by the applicable Purchase Basket; (5) acceptance of the Purchase Basket would be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund’s tax status); or (6) there exist circumstances outside the reasonable control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process orders for the purchase of Creation Units. Examples of such circumstances include acts of God; public service or utility problems; earthquakes; fires; floods; wars; civil or military disturbances; terrorism; sabotage; epidemics; riots; interruptions; extreme weather conditions; power outages resulting in telephone, telecopy, internet, or computer failures; accidents; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events.

The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of securities, assets or other positions comprising a Purchase Basket nor shall any of them incur any liability for the failure to give any such notification. All questions as to the validity, form, eligibility and acceptance of any Purchase Order shall be determined by the Trust and the Trust’s determination shall be final and binding.

Settlement of Purchase Orders for Creation Units

Creation Units typically are issued on a “T+2 basis” (that is, two Business Days after trade date).

However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is, the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Distributor and the Trust will issue Creation Units to Authorized Participant notwithstanding the fact that the corresponding components of a Purchase Basket have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing components as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110% of the value of the Purchase Basket, which value the Trust may change from time to time.

Acceptance of Redemption Orders for Creation Units

The Trust reserves the right to reject or revoke a redemption order for Creation Units transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the requisite number of Shares of the relevant Fund are not delivered by the DTC cutoff time, as required in the Authorized Participant Agreement; (3) during the period when the Redemption Order is placed, the Exchange is closed or trading on the Exchange is suspended or restricted; (4) during the period when the Redemption Order is placed, an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (5) in such other circumstance as is permitted by the SEC.

Settlement of Redemption Orders for Creation Units

Redemption of Creation Units typically settle on a “T+2 basis” (that is two Business Days after trade date).

However, the Fund reserves the right to settle Redemption Orders for Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

Transaction Fees for Creation Unit Purchases and Redemptions

Authorized Participants will be required to pay to the Fund’s Custodian, as set forth in the Authorized Participant Agreement, a fixed transaction fee (the “Fixed Transaction Fee”) to offset the transfer and other costs associated with the bundling and unbundling of securities and other assets that form Purchase Baskets and Redemption Baskets. Authorized Participants also will be required to pay the Trust a variable transaction fee (the “Variable Transaction Fee”) for purchases of Creation Units effected outside the CNS Clearing Process or effected any part in cash, to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or sell, as applicable, Fund securities and other assets. For orders for the redemption of Creation Units, the aggregate amount of the Fixed Transaction Fee and the Variable Transaction Fee attributable to the order may not exceed two percent of the NAV per Creation Unit.

The Advisor may waive the Fixed Transaction Fee or Variable Transaction Fee. When determining whether to waive the Fixed Transaction Fee or Variable Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Fixed Transaction Fee or Variable Transaction Fee will: facilitate the initial launch of the Fund; reduce the cost of portfolio rebalancing; improve the quality of the secondary trading market for the Fund’s Shares and not result in the Fund bearing additional costs or expenses as a result of the waiver.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3) (A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the Exchange is open.

Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board.

The Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. An amortized cost method of valuation may be used with respect to debt obligations with sixty (60) days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets, when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. The Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust may make additional distributions to the extent necessary (i) to distribute the entire annual “investment company taxable income” of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” under the Code or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

U.S. FEDERAL INCOME TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Except to the extent discussed below, this summary assumes that the Fund’s shareholders hold Shares as capital assets within the meaning of the Code, and do not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, regulated investment companies (“RICs”), real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), tax-exempt shareholders, those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, non-U.S. shareholders. This discussion does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. This discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, and local, and non-U.S., tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a separate regulated investment company under the Code. As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain income, asset and distribution requirements, described in more detail below. Specifically, the Fund must (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, and other qualifying RIC income described above), and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs. Furthermore, the Fund must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) its net tax-exempt interest income, if any.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Exempt-Interest Dividends. The Fund expects that, at the end of each quarter of its taxable year, (i) it will be a “qualified fund of funds” (i.e., a RIC at least 50% of the total assets of which is represented by interests in other RICs) or (ii) 50% or more of its assets, by value, will consist of certain obligations exempt from U.S. federal income tax under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit) (“Tax-Exempt Obligations”). As a result, the Fund expects to qualify to designate a portion of its dividends as “exempt-interest dividends.” “Exempt-interest dividends” generally means dividends designated by the Fund as attributable to its net interest income from Tax-Exempt Obligations. The tax consequences applicable to shareholders with respect to exempt- interest dividends are discussed below (See “Tax Treatment of Fund Shareholders”).

Phantom Income. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. (see “Certain Debt Instruments”).

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund (such as zero coupon debt instruments or debt instruments with payment in-kind interest) may be treated as debt securities that are issued originally at a discount. Generally, the amount of original issue discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund acquires debt securities (with a fixed maturity date of more than one year from the date of issuance) in the secondary market, such debt securities may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or original issue discount in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or original issue discount, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or original issue discount, which could affect the character and timing of recognition of income.

The Fund may invest a portion of their net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.

PFIC Investments. The Fund may purchase shares in a non-U.S. corporation treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on any “excess distributions” made on, or gain from a sale (or other disposition) of, the PFIC shares even if the Fund distributes such income to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on, and dispositions of, a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with certain information on an annual basis. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of the PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior net income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of the sum of the actual distributions received by it on the PFIC shares and the proceeds from its dispositions of the PFIC’s shares. Any such income generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Section 1256 Contracts. The Fund’s investments in so-called “Section 1256 contracts,” such as certain futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. In addition, the Fund may be required to defer the recognition of losses on certain Section 1256 contracts to the extent of any unrecognized gains on related positions held by the Fund. Income from Section 1256 contracts generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Swaps. As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund also may make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments generally will constitute ordinary income or deductions, while termination of a swap generally will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. If, however, the Fund already owns property that is identical to the kind it borrows and sells pursuant to a short sale “against the box,” and such pre-existing ownership position has appreciated (i.e., the fair market value exceeds the Fund’s tax basis), the Fund may be required to recognize such gain at the time the borrowed stock is sold. Any gain or loss realized upon closing out a short sale generally is considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally would treat the gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain foreign currency options and futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally are also treated as ordinary income or loss, unless the Fund were to elect otherwise where such an election is permitted.

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if the Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by the Fund will reduce the return from the Fund’s investments.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of certain swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the U.S. or under the laws of the U.S., or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. The Fund expects to qualify to designate a portion of its dividends paid as exempt-interest dividends (as defined above). To qualify to designate a portion of its dividends as “exempt-interest dividends,” the Fund must, at the close of each quarter of its taxable year (i) be a qualified fund of funds (as defined above), or (ii) have 50% or more of its assets, by value, consist of Tax-Exempt Obligations (as defined above). In purchasing municipal securities, the Fund intends to rely on opinions of its bond counsel for each issue as to the excludability of interest on such obligations from gross income for U.S. federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does the Fund guarantee or represent that bond counsels’ opinions are correct. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which Tax-Exempt Obligations could be issued and reducing the supply of such obligations, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for obligations to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest such Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Exempt-interest dividends generally will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. However, a shareholder is advised to consult his, her or its tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a “substantial user” or “related person” thereof under Section 147(a) of the Code with respect to any of the Tax-Exempt Obligations held by the Fund.

Although exempt-interest dividends paid by the Fund generally may be excluded by the Fund’s shareholders from their gross income for U.S. federal income tax purposes, exempt-interest dividends will be included in determining the portion, if any, of a shareholder’s social security and railroad retirement benefit payments subject to U.S. federal income tax. Furthermore, exempt-interest dividends paid by the Fund could subject certain individual shareholders in the Fund to the U.S. federal alternative minimum tax. For tax years beginning after December 31, 2022, tax-exempt interest dividends may affect the corporate alternative minimum tax for certain corporations. In addition, if the Fund invests in “private activity bonds,” a portion of the exempt-interest dividends paid by the Fund may be treated as an item of “tax preference” and, therefore, could subject certain shareholders of the Fund to the U.S. federal alternative minimum tax.

Interest on indebtedness incurred to purchase or carry Shares of the Fund that pays exempt-interest dividends will not be deductible by the shareholders for U.S. federal income tax purposes to the extent attributable to exempt-interest dividends.

Fund distributions other than exempt-interest dividends will be taxable to shareholders who are subject to U.S. federal income tax. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are reinvested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income and the Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for distributions of “qualified dividend income,” as discussed below). Corporate shareholders of the Fund may be eligible to take a dividends- received deduction with respect to some of such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. To the extent designated as “capital gain dividends” by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends-received deduction by corporate shareholders.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

The Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in tax years beginning after December 22, 2010 can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Distributions of “qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long-term capital gain to the extent of the Fund’s current and accumulated earnings and profits, provided that the Fund shareholders meet certain holding period and other requirements with respect to the Fund’s Shares and the Fund meets certain holding period and other requirements with respect to the dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that the Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for the Fund’s taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified non-U.S. corporations. Income from dividends received by the Fund from a REIT or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. Given its investment strategies, the Fund does not anticipate that a significant portion of its distributions will be eligible for qualifying dividend treatment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets).

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, the Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain may be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a current maximum rate of 37% and long-term capital gain is generally taxed at a current maximum rate of 20%. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. In addition, capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts or master limited partnerships holding real estate) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the U.S. Treasury. Corporate shareholders are taxed at a current maximum rate of 21% on their income and gain.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income,” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include taxable dividends (including capital gain dividends) received from the Fund and net gains from the redemption or other disposition of Shares. Please consult your tax adviser regarding this tax.

If the Fund is a qualified fund of funds (as defined above) or more than 50% of the Fund’s total assets at the end of a taxable year consist of non-U.S. stock or securities, the Fund may elect to “pass through” to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

REIT/REMIC Investments. The Fund may invest in REITs owning residual interests in REMICs. Certain income from a REIT that is attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to the Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, the taxable income of any holder of a residual interest cannot be less than the excess interest inclusion. For example, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations (currently 21%). The Fund also is subject to information reporting with respect to any excess inclusion income.

Sales or Exchanges of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. Furthermore, a loss realized by a shareholder on the sale or exchange of Shares of the Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the shareholder for six months or less at the time of their disposition. All or a portion of any loss realized upon a sale or exchange of Shares also will be disallowed under the “wash sale” rules if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit, made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss (assuming the Authorized Participant does not hold the securities as inventory) equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss (assuming the Authorized Participant does not hold the securities as inventory) equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. Furthermore, a loss realized on the redemption of Shares of the Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held for six months or less at the time of their disposition.

Reportable Transactions. If the Fund shareholder recognizes a loss with respect to Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax advisers to determine the applicability of these rules in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

Dividends. As indicated above, a majority of the Fund’s dividend distributions to its shareholders, including its non-U.S. shareholders, is expected to be exempt from U.S. federal income tax as exempt-interest dividends. However, with respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income) tax, provided that the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gains dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in the Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the U.S., the non-U.S. shareholder generally will be exempt from withholding tax but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the U.S. for 183 days or more during the taxable year and has a “tax home” in the U.S., any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal income tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by the Fund). Lastly, special rules apply with respect to dividends that are subject to the Foreign Investment in Real Property Act (“FIRPTA”), discussed below (see “Investments in U.S. Real Property”).

Sales of Fund Shares. Under current law, gain on a sale or exchange of Shares generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the U.S. for 183 days or more during the taxable year and has a “tax home” in the U.S., in which case the non-U.S. shareholder would incur a 30% U.S. federal income tax on its capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see “Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for the Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a non-U.S. Fund shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Fund shareholder would not otherwise be required to do so.

Investments in U.S. Real Property. Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under FIRPTA on any gain from the sale or exchange of Shares if the Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares. Any such gain will be taxed in the same manner as for income that is effectively connected with a trade or business of the non-U.S. shareholder conducted in the U.S. and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds. The Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the U.S. plus any other assets used or held for use in a business.

An exemption from FIRPTA applies if either (i) the class of Shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than 5% of such class of Shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically-controlled RIC” is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock is owned by U.S. persons.

Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if the Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by the Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the U.S., subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of Shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends, which may be subject to U.S. tax and withholding). Non-U.S. shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

All shareholders of the Fund should consult their tax advisers regarding the application of the rules described above.

Back-Up Withholding

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 24% rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfies certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA. If the shareholder is a tax resident in a jurisdiction that has entered into an intergovernmental agreement with the U.S. government, the shareholder will be required to provide information about the shareholder’s classification and compliance with the intergovernmental agreement.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition of property of a type that can produce U.S.-source interest or dividends. Proposed regulations may eliminate the requirement to withhold on gross proceeds.

The Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisers regarding the potential application of FATCA with respect to their own situation.

Section 351

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

You should consult your tax adviser regarding potential foreign, state or local taxation with respect to your Shares.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Shareholder inquiries may be made by writing to the Trust, c/o IndexIQ Advisors LLC, 51 Madison Avenue, New York, New York 10010.

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS

As of the date of this SAI, the Fund had not yet commenced operations.

The Predecessor Account’s audited special purpose schedule of investments and notes thereto for the fiscal period ending February 29, 2024 are included below. The information for the Predecessor Account has been audited by PricewaterhouseCoopers LLP, the independent auditor for the Predecessor Account on February 29, 2024.

Special Purpose Schedule of Investments to be acquired by IQ MacKay Securitized Income ETF

As of February 29, 2024

	Principal Amount	Value
Asset Backed Securities 12.8%

Automobile 10.0%
American Credit Acceptance Receivables Series 2022-1 D 2.46%, due 3/13/2028	$90,000	$86,989
AmeriCredit Automobile Receivables Series 2021-1 C 0.89%, due 10/19/2026	45,000	43,235
Bridgecrest Lending Auto Securities Series 2024-1 D 6.03%, due 11/15/2029	50,000	49,989

See notes to financial statements.

CarMax Auto Owner Trust Series 2024-1 C 5.47%, due 8/15/2029	80,000	79,684
Drive Auto Receivables Trust Series 2024-1 C 5.43%, due 11/17/2031	75,000	74,940
DT Auto Owner Trust Series 2021-2A E 2.97%, due 7/17/2028	100,000	95,248
Series 2021-4A D 1.99%, due 9/15/2027	100,000	93,568
Exeter Automobile Receivables Series 2023-2A D 6.32%, due 8/15/2029	75,000	75,437
Flagship Credit Auto Trust Series 2020-1 D 2.48%, due 3/16/2026	94,264	92,628
Series 2020-3 D 2.50%, due 9/15/2026	80,000	76,523
Series 2021-2 C 1.27%, due 6/15/2027	100,000	95,502
Series 2021-2 D 1.59%, due 6/15/2027	100,000	90,927
Series 2021-3 D 1.65%, due 9/15/2027	114,000	103,363
Series 2021-4 C 1.96%, due 12/15/2027	40,000	37,792
Series 2021-4 D 2.26%, due 12/15/2027	100,000	91,255
Series 2022-1 D 3.64%, due 3/15/2028	140,000	130,540
Series 2022-2 D 5.80%, due 4/17/2028	100,000	92,951
Ford Credit Auto Owner Trust Series 2021-2 C 2.11%, due 5/15/2034	100,000	90,762
Series 2023-2 B 5.92%, due 2/15/2036	100,000	100,976
General Motors Series 2023-2 A 5.34%, due 6/15/2030	100,000	101,414
GLS Auto Receivables Trust Series 2021-3A D 1.48%, due 7/15/2027	125,000	118,117
Series 2021-4A D 2.48%, due 10/15/2027	100,000	94,209
GM Financial Revolving Receivables Series 2021-1 A 1.17%, due 6/12/2034	70,000	63,533
Series 2023-1 B 5.56%, due 4/11/2035	55,000	55,298
Hertz Vehicle Financing LLC Series 2021-1A C 2.05%, due 12/26/2025	100,000	97,233
Series 2021-2A C 2.52%, due 12/27/2027	125,000	113,607
Series 23-4A 6.15%, due 3/25/2030	100,000	103,081
LAD Auto Receivables Trust Series 2024-1A D 6.15%, due 6/16/2031	100,000	99,468
Toyota Auto Loan Extended Note Series 2023-1A A 4.93%, due 6/25/2036	100,000	100,032
		2,548,301

See notes to financial statements.

Credit Card 0.3%
Synchrony Card Issuance Trust Series 2023-A2 A 5.74%, due 10/15/2029	70,000	71,092

Home Equity 0.9%
Long Beach Mortgage Loan Trust Series 2004-3 M1 6.29%, (TSFR1M + 0.97%), due 7/25/2034	119,769	117,036
Structured Asset Investment Loan Series 2004-8 A6 6.24%, (TSFR1M + 0.91%), due 9/25/2034	116,020	111,836
		228,872

Other 1.2%
FORA Financial Asset Securitization Series 2021-1A A 2.62%, due 5/15/2027	100,000	95,380
Hilton Grand Vacations Trust Series 2019-AA B 2.54%, due 7/25/2033	44,663	42,310
PFS Financing Corp. Series 2022-D B 4.90%, due 8/15/2027	100,000	98,019
WENDYS FUNDING LLC Series 2021-1A A2II 2.78%, due 6/15/2051	97,500	81,666
		317,375

Student Loan 0.4%
Navient Student Loan Trust Series NAVSL_21-A 0.84%, due 5/15/2069	36,229	31,791
Series NAVSL_21-SA 0.94%, due 7/15/2069	72,706	63,198
		94,989

Total Asset Backed Securities		3,260,629

Mortgage Securities 85.0%
Agency Collateralized Mortgage Obligation 15.1%
Fannie Mae 3.50%, due 3/25/2060	81,649	70,863
Series 2016-19 SD 0.66%, (SOFR30A + 5.99%), due 4/25/2046	163,355	12,802
Series 2016-57 SN 0.61%, (SOFR30A + 5.94%), due 6/25/2046	72,930	7,491
Series 2019-32 SB 0.61%, (SOFR30A + 5.94%), due 6/25/2049	65,068	6,092
Series 2019-77 LZ 3.00%, due 1/25/2050	205,478	177,346
Series 2020-23 PS 0.61%, (SOFR30A + 5.94%), due 2/25/2050	77,492	8,919
Series 2020-47 BD 1.50%, due 7/25/2050	15,614	11,056
Series 2020-63 B 1.25%, due 9/25/2050	11,018	8,266
Series 2020-70 AD 1.50%, due 10/25/2050	112,618	87,737

See notes to financial statements.

Series 2021-34 MI 2.50%, due 3/25/2051	142,601	15,567
Series 2021-40 SI 0.51%, (SOFR30A + 5.84%), due 9/25/2047	97,395	9,596
Series 2021-8 ID 3.50%, due 3/25/2051	97,025	19,204
Series 2021-81 SA 0.00%, (SOFR30A + 2.60%), due 12/25/2051(a)	366,289	2,910
Series 2021-85 BI 3.00%, due 12/25/2051	115,485	19,516
Series 2021-91 HI 3.00%, due 1/25/2052	120,335	15,321
Series 2022-10 SA 0.43%, (SOFR30A + 5.75%), due 2/25/2052	86,026	10,645
Series 2022-5 SN 0.00%, (SOFR30A + 1.80%), due 2/25/2052(a)	91,050	145
Fannie Mae Interest Strip Series 426 C32 1.50%, due 2/25/2052	191,223	17,820
Freddie Mac Series 4710 WZ 3.50%, due 8/15/2047	50,202	44,265
Series 4988 BA 1.50%, due 6/25/2050	17,860	12,721
Series 4993 KS 0.61%, (SOFR30A + 5.94%), due 7/25/2050	154,345	20,262
Series 4994 TS 0.66%, (SOFR30A + 5.99%), due 7/25/2050	215,197	26,355
Series 5021 SA 0.00%, (SOFR30A + 3.55%), due 10/25/2050(a)	116,194	2,602
Series 5036 IO 3.50%, due 11/25/2050	163,874	31,816
Series 5070 PI 3.00%, due 8/25/2050	70,455	12,155
Series 5152 BI 3.00%, due 7/25/2050	97,455	16,588
Series 5187 SA 0.00%, (SOFR30A + 1.80%), due 1/25/2052(a)	89,639	158
Series 5191 IO 3.50%, due 9/25/2050	77,438	14,901
Series 5205 KI 3.00%, due 12/25/2048	76,549	9,551
Series 5268 B 4.50%, due 10/25/2052	40,138	37,972
Series 5326 QO 0.00%, due 9/25/2050(a)	95,919	66,407
Series 5328 JY 0.25%, due 9/25/2050	77,294	51,799
Freddie Mac Strip Series 240 PO 0.00%, due 7/15/2036(a)	42,239	36,482
Series 246 PO 0.00%, due 5/15/2037(a)	61,171	49,721
Series 272 PO 0.00%, due 8/15/2042(a)	57,118	43,030
Series 389 C35 2.00%, due 6/15/2052	125,619	16,481
Series 402 PO 0.00%, due 9/25/2053(a)	123,595	99,239
Ginnie Mae Strip Series 1 1 0.00%, due 7/20/2034(a)	21,252	17,348
Government National Mortgage Association Series 2010-151 KO 0.00%, due 6/16/2037(a)	102,181	94,706

See notes to financial statements.

Series 2019-110 FG 3.50%, (TSFR1M + 0.76%), due 9/20/2049	24,608	21,703
Series 2019-128 KF 3.50%, (TSFR1M + 0.76%), due 10/20/2049	40,148	35,323
Series 2019-128 YF 3.50%, (TSFR1M + 0.76%), due 10/20/2049	51,150	44,977
Series 2019-92 GF 3.50%, (TSFR1M + 0.80%), due 7/20/2049	35,733	31,478
Series 2019-97 FG 3.50%, (TSFR1M + 0.80%), due 8/20/2049	73,195	64,504
Series 2020-1 YS 0.00%, (TSFR1M + 2.72%), due 1/20/2050(a)	133,138	1,429
Series 2020-122 IW 2.50%, due 7/20/2050	97,495	12,536
Series 2020-129 SB 0.00%, (TSFR1M + 3.09%), due 9/20/2050(a)	183,518	2,336
Series 2020-146 SA 0.87%, (TSFR1M + 6.19%), due 10/20/2050	153,556	20,643
Series 2020-146 YK 1.00%, due 10/20/2050	154,138	113,242
Series 2020-149 IQ 2.50%, due 10/20/2050	156,081	20,426
Series 2020-151 TI 2.50%, due 10/20/2050	87,440	12,347
Series 2020-166 CA 1.00%, due 11/20/2050	133,145	96,361
Series 2020-166 IC 2.00%, due 11/20/2050	70,076	6,952
Series 2020-176 AI 2.00%, due 11/20/2050	209,550	20,269
Series 2020-183 HT 0.45%, (SOFR30A + 5.77%), due 12/20/2050	133,303	13,470
Series 2020-185 BI 2.00%, due 12/20/2050	71,378	7,763
Series 2020-188 GI 2.00%, due 12/20/2050	372,057	39,592
Series 2020-188 IO 2.00%, due 12/20/2050	103,726	10,386
Series 2020-189 NS 0.87%, (TSFR1M + 6.19%), due 12/20/2050	140,035	18,992
Series 2020-34 SC 0.62%, (TSFR1M + 5.94%), due 3/20/2050	93,644	10,952
Series 2020-96 CS 0.67%, (TSFR1M + 5.99%), due 8/20/2049	268,114	27,199
Series 2020-97 HB 1.00%, due 7/20/2050	29,678	21,562
Series 2021-1 IT 3.00%, due 1/20/2051	101,999	16,277
Series 2021-122 HS 0.87%, (TSFR1M + 6.19%), due 7/20/2051	96,282	12,540
Series 2021-125 AF 3.50%, (SOFR30A + 0.25%), due 7/20/2051	77,486	68,566
Series 2021-149 CI 2.50%, due 8/20/2051	153,552	19,529
Series 2021-177 CI 2.50%, due 10/20/2051	107,018	13,751
Series 2021-177 IM 3.00%, due 10/20/2051	106,881	16,627
Series 2021-179 SA 0.87%, (TSFR1M + 6.19%), due 11/20/2050	126,278	15,663
Series 2021-188 IO 2.50%, due 10/20/2051	152,926	21,822
Series 2021-205 GA 2.00%, due 11/20/2051	66,176	53,498
Series 2021-213 ES 0.00%, (SOFR30A + 1.70%), due 12/20/2051(a)	419,526	534

See notes to financial statements.

Series 2021-30 HI 2.00%, due 2/20/2051	218,068	22,074
Series 2021-41 FS 2.00%, (SOFR30A + 0.20%), due 10/20/2050	219,594	22,954
Series 2021-44 IQ 3.00%, due 3/20/2051	147,707	23,568
Series 2021-50 KI 2.50%, due 1/20/2048	202,723	19,445
Series 2021-56 FE 2.50%, (SOFR30A + 0.20%), due 10/20/2050	141,267	16,605
Series 2021-57 AI 2.00%, due 2/20/2051	162,262	15,917
Series 2021-57 IN 2.00%, due 2/20/2051	150,004	16,369
Series 2021-57 SA 0.87%, (TSFR1M + 6.19%), due 3/20/2051	110,508	14,106
Series 2021-57 SD 0.87%, (TSFR1M + 6.19%), due 3/20/2051	428,374	50,980
Series 2021-96 FG 3.50%, (SOFR30A + 0.30%), due 6/20/2051	435,336	382,921
Series 2021-96 JS 0.92%, (TSFR1M + 6.24%), due 6/20/2051	109,676	11,698
Series 2021-96 NS 0.87%, (TSFR1M + 6.19%), due 6/20/2051	148,990	18,284
Series 2021-96 SN 0.87%, (TSFR1M + 6.19%), due 6/20/2051	177,860	20,422
Series 2021-97 FA 3.00%, (SOFR30A + 0.40%), due 6/20/2051	232,110	198,681
Series 2021-97 SD 0.00%, (SOFR30A + 2.60%), due 6/20/2051(a)	406,066	1,796
Series 2021-97 SM 0.87%, (TSFR1M + 6.19%), due 6/20/2051	125,954	16,157
Series 2021-98 IN 3.00%, due 6/20/2051	84,089	14,424
Series 2022-10 IC 2.00%, due 11/20/2051	106,535	12,442
Series 2022-137 S 0.87%, (TSFR1M + 6.19%), due 7/20/2051	125,902	16,696
Series 2022-189 AT 3.00%, due 7/20/2051	63,276	55,143
Series 2022-19 SG 0.00%, (SOFR30A + 2.45%), due 1/20/2052(a)	215,532	1,310
Series 2022-190 HS 0.62%, (TSFR1M + 5.94%), due 2/20/2050	369,075	38,674
Series 2022-206 CN 3.00%, due 2/20/2052	151,175	131,646
Series 2022-207 IO 3.00%, due 8/20/2051	88,993	14,119
Series 2022-207 NA 3.00%, due 1/20/2052	127,278	110,901
Series 2022-24 SC 0.00%, (SOFR30A + 2.37%), due 2/20/2052(a)	2,816,701	13,755
Series 2022-83 IO 2.50%, due 11/20/2051	262,680	34,077
Series 2023-1 HD 3.50%, due 1/20/2052	67,102	59,834
Series 2023-101 KO 0.00%, due 1/20/2051(a)	120,000	80,955
Series 2023-19 CI 3.00%, due 11/20/2051	120,849	19,098
Series 2023-59 YC 6.95%, due 9/20/2051	74,633	80,031
Series 2023-60 ES 0.55%, (SOFR30A + 11.20%), due 4/20/2053	90,672	80,452
Series 2023-63 MA 3.50%, due 5/20/2050	70,850	63,688

See notes to financial statements.

Series 2023-66 OQ 0.00%, due 7/20/2052(a)	92,938	71,240
Series 2023-80 SA 0.00%, (SOFR30A + 5.25%), due 6/20/2053(a)	322,126	11,051
Series 2023-86 SE 1.33%, (SOFR30A + 6.65%), due 9/20/2050	92,928	12,121
		3,872,738

Agency Collateralized Planned Amortization Class - 1.2%
Fannie Mae Series 2020-10 LP 3.50%, due 3/25/2050	37,697	32,713
Freddie Mac Series 5040 IO 3.50%, due 11/25/2050	62,699	12,105
Series 5041 JE 1.25%, due 3/25/2049	87,651	71,354
Series 5149 LI 2.50%, due 10/25/2051	143,528	17,384
Series 5204 KA 3.00%, due 5/25/2049	99,758	90,746
Government National Mortgage Association Series 2019-159 P 2.50%, due 9/20/2049	97,784	83,542
Series 2021-1 PI 2.50%, due 12/20/2050	81,395	10,250
		318,094

Commercial Mortgage-Backed Securities 19.6%
Aventura Mall Trust Series 2018-AVM D 4.11%, due 7/5/2040	100,000	85,563
Banc of America Merrill Lynch Series 2022-DKLX F 10.27%, (TSFR1M + 4.96%), due 1/15/2039	100,000	96,647
Bank Series 2017-BNK4 C 4.37%, due 5/15/2050	90,000	75,475
Series 2019-BN19 B 3.65%, due 8/15/2061	80,000	63,193
Barclays Commercial Mortgage Series 2018-TALL A 6.24%, (TSFR1M + 0.92%), due 3/15/2037	110,000	104,676
Series 2018-TALL D 6.96%, (TSFR1M + 1.65%), due 3/15/2037	135,000	117,490
Series 2024-C24 AS 5.87%, due 2/15/2057	70,000	72,230
Bayview Commercial Asset Trust Series 2005-3A A1 5.92%, (TSFR1M + 0.59%), due 11/25/2035	34,788	32,382
Series 2007-1 A1 5.77%, (TSFR1M + 0.44%), due 3/25/2037	54,338	50,174
Series 2007-2A M1 5.99%, (TSFR1M + 0.48%), due 7/25/2037	61,037	53,913
Series 2007-4A A1 6.11%, (TSFR1M + 0.79%), due 9/25/2037	86,720	79,707
BENCHMARK Mortgage Trust 2019-B15 C Series 2019-B15 C 3.72%, due 12/15/2072	70,000	52,030
BX Trust Series 2020-VIV2 C 3.54%, due 3/9/2044	190,000	162,649
Series 2020-VIVA D 3.55%, due 3/11/2044	100,000	83,878

See notes to financial statements.

Series 2021-RISE C 6.89%, (TSFR1M + 1.56%), due 11/15/2036	91,703	90,672
Series 2022-CSMO D 9.66%, (TSFR1M + 4.34%), due 6/15/2027	100,000	100,375
Series 2023-LIFE C 5.88%, due 2/15/2028	100,000	96,910
Series 2024-BIO C 7.94%, (TSFR1M + 2.64%), due 2/15/2041	100,000	99,875
Series BX 2019-OC11 B 3.61%, due 12/9/2041	40,000	35,341
Series BX 2019-OC11 D 3.94%, due 12/9/2041	35,000	30,370
Series BX 2019-OC11 E 3.94%, due 12/9/2041	65,000	55,027
BXHPP Trust Series 2021-FILM A 6.08%, (TSFR1M + 0.76%), due 8/15/2036	100,000	96,181
BXSC Commercial Mortgage Trust Series 2022-WSS D 8.51%, (TSFR1M + 3.19%), due 3/15/2035	100,000	99,094
CF Hippolyta Issuer LLC Series 2020-1 A2 1.99%, due 7/15/2060	135,565	115,770
Series 2020-1 B1 2.28%, due 7/15/2060	89,945	82,280
Series 2021-1A B1 1.98%, due 3/15/2061	94,245	82,717
Citigroup Commercial Mortgage Series 2015-GC35 AS 4.07%, due 11/10/2048	110,000	100,260
COMM Mortgage Trust Series 2014-CR15 D 4.01%, due 2/10/2047	100,000	87,000
Series 2014-CR17 C 4.72%, due 5/10/2047	65,000	59,551
Series 2014-CR20 AM 3.94%, due 11/10/2047	75,000	72,555
Series 2016-DC2 C 4.66%, due 2/10/2049	70,000	64,318
Credit Suisse Mortgage Trust 3.04%, due 2/15/2035	160,000	119,918
DROP Mortgage Trust Series 2021-FILE A 6.59%, (TSFR1M + 1.26%), due 10/15/2043	100,000	95,955
Extended Stay America Trust Series 2021-ESH D 7.68%, (TSFR1M + 2.36%), due 7/15/2038	137,300	137,084
FREMF Mortgage Trust Series 2020-K104 C 3.54%, due 2/25/2052	125,000	109,995
Government National Mortgage Association Series 2020-168 IA 0.98%, due 12/16/2062	156,645	10,751
Series 2020-177 IO 0.82%, due 6/16/2062	245,751	14,122
Series 2021-108 IO 0.97%, due 6/16/2061	464,912	29,624
Series 2021-164 IO 0.95%, due 10/16/2063	213,404	14,543
Series 2021-47 IO 0.99%, due 3/16/2061	372,283	25,214
Series 2022-113 2.00%, due 9/16/2061	41,355	22,519
Series 2022-185 1.02%, due 10/16/2065	152,945	11,732

See notes to financial statements.

Series 2023-194 0.88%, due 10/16/2065	264,868	18,665
Series 2024-29 B 2.50%, due 8/16/2064	70,000	52,969
Hudson Yards Series 2019-30HY D 3.44%, due 7/10/2039	155,000	129,137
JP Morgan Chase Commercial Mortgage Series 2021-2NU A 1.97%, due 1/5/2040	100,000	84,132
JPMDB Commercial Mortgage Securities Series 2017-C7 D 3.00%, due 10/15/2050	100,000	71,310
MIRA Trust Series 2023-MILE A 6.75%, due 6/10/2038	100,000	102,785
Morgan Stanley BAML Trust Series 2015-C22 AS 3.56%, due 4/15/2048	110,000	105,852
Morgan Stanley Capital I Trust Series 2019-MEAD A 3.17%, due 11/10/2036	65,000	61,034
MSWF Commercial Mortgage Trust Series 2023-2 AS 6.49%, due 12/15/2056	75,000	79,085
Multifamily Connecticut Avenue Series 2020-01 M10 9.19%, (SOFR30A + 3.86%), due 3/25/2050	49,838	49,218
Series 2023-01 M10 11.82%, (SOFR30A + 6.50%), due 11/25/2053	120,000	124,055
Series MCAS 2020-01 CE 12.94%, (SOFR30A + 7.61%), due 3/25/2050	115,000	113,737
New Economy Assets Phase 1 Issuer LLC Series 2021-1 B1 2.41%, due 10/20/2061	100,000	83,684
ORL TRUST Series 2023-GLKS D 9.62%, (TSFR1M + 4.30%), due 10/19/2036	100,000	100,156
SLG Office Trust Series 2021-OVA A 2.59%, due 7/15/2041	110,000	90,182
Series 2021-OVA D 2.85%, due 7/15/2041	150,000	116,147
SMRT Series 2022-MINI D 7.28%, (TSFR1M + 1.95%), due 1/15/2039	125,000	121,875
UBS-Barclays Commercial Mortgage Series 2013-C5 B 3.65%, due 3/10/2046	87,740	80,841
Wells Fargo Commercial Mortgage Series 2018-AUS C 4.06%, due 8/17/2036	130,000	120,192
Series 2019-C50 C 4.35%, due 5/15/2052	75,000	64,612
Series 2019-C50 D 3.00%, due 5/15/2052	55,000	38,289
Series 2019-C51 AS 3.58%, due 6/15/2052	116,000	103,999
		5,001,716

Uniform Mortgage-Backed Securities Collateral 20.2%
Fannie Mae Series 30YR 4.50%, due 1/1/2049	32,453	31,204

See notes to financial statements.

Series 30YR 4.50%, due 7/1/2048	61,908	59,640
Series 30YR 4.00%, due 8/1/2048	26,782	25,080
Series 30YR 4.50%, due 12/1/2048	14,617	14,026
Series 30YR UMBS 3.00%, due 1/1/2052	111,302	95,359
Series 30YR UMBS 3.50%, due 5/1/2052	422,501	376,228
Series 30YR UMBS 4.00%, due 7/1/2052	673,383	619,396
Series 30YR UMBS 4.50%, due 7/1/2052	585,529	554,414
Series 30YR UMBS 5.00%, due 11/1/2052	22,942	22,270
Series 30YR UMBS 5.00%, due 3/1/2053	229,768	222,982
Series 30YR UMBS 5.50%, due 2/1/2053	36,569	36,202
Series 30YR UMBS SUPER 3.00%, due 5/1/2050	100,042	86,489
Series 30YR UMBS SUPER 3.00%, due 6/1/2051	112,633	96,767
Series 30YR UMBS SUPER 3.00%, due 7/1/2050	32,747	28,321
Series 30YR UMBS SUPER 5.00%, due 3/1/2053	24,642	23,914
Series FN40X83H 3.50%, due 11/1/2050	25,275	22,598
Series FN40XBG4 2.50%, due 6/1/2051	152,925	127,582
Series FN40XKAD 5.50%, due 8/1/2053	52,522	52,235
Series FN40XM3V 6.00%, due 11/1/2053	14,907	15,054
Series FN40XMHT 6.00%, due 8/1/2053	123,616	124,350
Series FN40XMMG 6.00%, due 9/1/2053	63,677	64,144
Series FN418ER7 5.00%, due 5/1/2053	114,982	111,532
Series FN418EV9 6.00%, due 9/1/2053	167,746	168,493
Series FN418EWA 6.50%, due 9/1/2053	117,098	119,183
Freddie Mac 4.50%, due 11/1/2049	38,517	37,443
Series 30YR UMBS 3.00%, due 8/1/2049	16,118	13,975
Series 30YR UMBS 4.50%, due 5/1/2053	91,707	86,824
Series 30YR UMBS SUPER 5.50%, due 12/1/2052	651,527	645,963
Series 30YR UMBS SUPER 5.50%, due 7/1/2053	43,738	43,399
Series 30YR UMBS SUPER 6.00%, due 7/1/2053	94,162	94,579
Series FN32DM3S 3.00%, due 1/1/2052	168,258	144,187
Series FN32DWHT 5.50%, due 7/1/2053	85,417	84,518
Series FN32DWJN 6.50%, due 10/1/2053	42,890	43,641
Series FN32E0FK 2.50%, due 3/1/2052	588,918	485,483

See notes to financial statements.

Series FN32E0MH 6.00%, due 10/1/2053	97,269	98,227
Series FN32E0PK 6.00%, due 10/1/2053	98,004	98,642
Series FN32E0W5 6.00%, due 11/1/2053	9,861	9,956
Series FN33KNLB 2.50%, due 1/1/2052	228,240	188,936
		5,173,236

Federal Home Loan Mortgage Corp. Collateral 0.0%
Freddie Mac 4.00%, due 8/1/2048	13,419	12,584

Whole Loan Collateralized Mortgage Obligations 28.9%
Agate Bay Mortgage Loan Trust Series 2015-5 B3 3.57%, due 7/25/2045	38,101	31,191
Banc of America Alternative Loan Trust Series 2005-11 1CB5 5.50%, due 12/25/2035	47,346	40,750
Banc of America Funding Corporation Series 2006-I 6A1 5.81%, (TSFR1M + 0.49%), due 12/20/2046	42,451	34,516
Banc of America Mortgage Securities Series 2005-A 2A3 5.00%, due 2/25/2035	20,046	18,812
Bear Stearns Alt-A Trust Series 2005-5 25A1 5.21%, due 7/25/2035	72,090	49,250
Chase Mortgage Finance Corporation Series 2005-A1 3A1 4.66%, due 12/25/2035	67,614	57,907
Series 2005-S3 A14 5.50%, due 11/25/2035	52,252	37,123
CHEVY CHASE MORTGAGE FUNDING CORP. Series 2005-AA A2 5.69%, (TSFR1M + 0.36%), due 1/25/2036	28,153	25,386
CIM Trust Series 2021-J2 AIOS 0.21%, due 4/25/2051	1,679,257	18,809
Series 2021-J3 A31 2.50%, due 6/25/2051	126,081	98,673
Countrywide Alternative Loan Trust Series 2005-IM1 A1 6.043%, (TSFR1M + 0.71%), due 1/25/2036	142,476	126,297
Countrywide Home Loans Series 2005-9 1A1 6.04%, (TSFR1M + 0.71%), due 5/25/2035	81,396	68,612
Credit Suisse Mortgage Trust Series 2021-NQM2 A1 1.18%, due 2/25/2066	156,078	134,893
Series 2021-NQM4 A2 1.41%, due 5/25/2066	94,125	77,101
Series 2021-NQM5 A1 0.94%, due 5/25/2066	123,478	97,579
Fannie Mae - Connecticut Avenue Securities Series 2017-C02 2M2C 9.09%, (SOFR30A + 3.76%), due 9/25/2029	100,000	105,337
Series 2020-R02 2M2 7.44%, (SOFR30A + 2.11%), due 1/25/2040	54,005	54,634
Series 2021-R01 1B1 8.42%, (SOFR30A + 3.10%), due 10/25/2041	145,000	148,173

See notes to financial statements.

Series 2021-R01 1B2 11.32%, (SOFR30A + 6.00%), due 10/25/2041	70,000	72,834
Series 2021-R02 2B1 8.62%, (SOFR30A + 3.30%), due 11/25/2041	135,000	138,860
Series 2021-R02 2M2 7.32%, (SOFR30A + 2.00%), due 11/25/2041	155,000	156,136
Series 2021-R03 1B2 10.82%, (SOFR30A + 5.50%), due 12/25/2041	45,000	46,327
Series 2021-R03 1M2 6.97%, (SOFR30A + 1.65%), due 12/25/2041	135,000	135,506
Series 2022-R02 2B1 9.82%, (SOFR30A + 4.50%), due 1/25/2042	100,000	104,719
Series 2022-R08 1B1 10.92%, (SOFR30A + 5.60%), due 7/25/2042	95,000	103,485
Series CAS 2024-R01 1B2 9.32%, (SOFR30A + 4.00%), due 1/25/2044	130,000	130,819
Flagstar Mortgage Trust Series 2021-6INV A18 2.50%, due 8/25/2051	157,309	123,113
Freddie Mac - Seasoned Loans Structured Transaction Series L181 3.50%, due 6/25/2028	57,760	55,062
Freddie Mac - Structured Agency Credit Risk Series 2018-HRP2 B1 9.64%, (SOFR30A + 4.31%), due 2/25/2047	150,000	163,868
Series 2019-HQA3 B2 12.94%, (SOFR30A + 7.61%), due 9/25/2049	50,000	55,864
Series 2020-DNA2 B2 10.24%, (SOFR30A + 4.91%), due 2/25/2050	40,000	42,400
Series 2020-DNA6 B1 8.32%, (SOFR30A + 3.00%), due 12/25/2050	40,000	41,911
Series 2020-HQA1 B2 10.54%, (SOFR30A + 5.21%), due 1/25/2050	85,000	88,718
Series 2020-HQA5 B1 9.32%, (SOFR30A + 4.00%), due 11/25/2050	100,000	110,468
Series 2021-DNA1 B1 7.97%, (SOFR30A + 2.65%), due 1/25/2051	100,000	104,160
Series 2021-DNA1 B2 10.07, (SOFR30A + 4.75%), due 1/25/2051	75,000	78,000
Series 2021-DNA2 B1 8.72%, (SOFR30A + 3.40%), due 8/25/2033	70,000	75,907
Series 2021-DNA3 B1 8.82%, (SOFR30A + 3.50%), due 10/25/2033	75,000	82,325
Series 2021-DNA3 B2 11.57%, (SOFR30A + 6.25%), due 10/25/2033	85,000	97,004
Series 2021-DNA5 B1 8.37%, (SOFR30A + 3.05%), due 1/25/2034	155,000	163,190
Series 2021-DNA6 B1 8.72%, (SOFR30A + 3.40%), due 10/25/2041	125,000	128,711
Series 2021-DNA7 B1 8.97%, (SOFR30A + 3.65%), due 11/25/2041	150,000	154,531
Series 2021-DNA7 M2 7.12%, (SOFR30A + 1.80%), due 11/25/2041	80,000	80,575
Series 2021-HQA1 B1 8.32%, (SOFR30A + 3.00%), due 8/25/2033	135,000	143,229
Series 2021-HQA1 B2 10.32%, (SOFR30A + 5.00%), due 8/25/2033	90,000	95,203
Series 2021-HQA2 B1 8.47%, (SOFR30A + 3.15%), due 12/25/2033	165,000	176,550
Series 2021-HQA2 B2 10.77%, (SOFR30A + 5.45%), due 12/25/2033	95,000	103,338
Series 2021-HQA3 M2 7.42%, (SOFR30A + 2.10%), due 9/25/2041	70,000	70,296
Series 2021-HQA4 M2 7.67%, (SOFR30A + 2.35%), due 12/25/2041	120,000	120,525
Series 2022-DNA1 B1 8.72%, (SOFR30A + 3.40%), due 1/25/2042	70,000	71,400

See notes to financial statements.

Series 2022-DNA2 M2 9.07%, (SOFR30A + 3.75%), due 2/25/2042	110,000	114,778
Series 2022-DNA6 M2 11.07%, (SOFR30A + 5.75%), due 9/25/2042	115,000	128,548
Series 2022-HQA1 B1 12.32%, (SOFR30A + 7.00%), due 3/25/2042	100,000	110,358
Series 2022-HQA1 M2 10.57%, (SOFR30A + 5.25%), due 3/25/2042	70,000	75,174
Series 2022-HQA2 M2 11.32%, (SOFR30A + 6.00%), due 7/25/2042	145,000	159,736
Series 2023-HQA3 M2 8.67%, (SOFR30A + 3.35%), due 11/25/2043	85,000	88,759
GCAT Series 2021-NQM4 A1 1.09%, due 8/25/2066	124,380	100,206
Series 2022-NQM1 A1 3.33%, due 2/25/2067	81,574	75,231
GMRF Mortgage Acquisition Co., Series 2018-2 A51 4.50%, due 10/25/2058	43,941	41,277
GreenPoint Mortgage Funding Trust Series 2007-AR3 A1 5.88%, (TSFR1M + 0.55%), due 6/25/2037	79,413	68,171
GS Mortgage-Backed Securities Series 2020-PJ1 A1 3.50%, due 5/25/2050	148,736	130,347
HarborView Mortgage Loan Trust Series 2005-2 2A1A 5.41%, (TSFR1M + 0.55%), due 5/19/2035	75,186	67,190
Series 2007-3 2A1A 5.83%, (TSFR1M + 0.51%), due 5/19/2037	44,506	40,897
IndyMac INDX Mortgage Loan Trust Series 2005-AR12 2A1A 5.92%, (TSFR1M + 0.59%), due 7/25/2035	83,663	74,961
JP Morgan Mortgage Trust Series 2019-8 A11 6.29%, (TSFR1M + 0.96%), due 3/25/2050	14,663	13,873
Series 2022-1 A3 2.50%, due 7/25/2052	331,616	264,917
Mello Mortgage Capital Acceptance Series 2021-MTG1 A19 2.50%, due 4/25/2051	116,968	91,541
MLCC Mortgage Investors Inc Series 2004-F B1 6.48%, due 12/25/2029	90,987	78,880
New Residential Mortgage Loan Series 2019-4A B6 4.60%, due 12/25/2058	111,091	58,700
Onslow Bay Financial LLC Series 2019-INV2 A5 4.00%, due 5/27/2049	40,895	37,211
Series 2022-J1 A14 2.50%, due 2/25/2052	91,350	71,721
Series 2022-NQM1 A1 2.31%, due 11/25/2061	96,265	82,265
Residential Accredit Loans, Inc. Series 2005-QO3 A1 6.24%, (TSFR1M + 0.91%), due 10/25/2045	97,723	78,276
Series 2007-QO3 A1 5.76%, (TSFR1M + 0.43%), due 3/25/2047	89,521	78,033
Sequoia Mortgage Trust Series 2018-7 B3 4.26%, due 9/25/2048	153,768	131,491
Series 2021-4 AIO1 0.17%, due 6/25/2051	1,216,821	10,824

See notes to financial statements.

Series SEMT 2004-3 A 6.39%, (TSFR6M + 0.93%), due 5/20/2034	10,800	10,760
Shellpoint Co-Originator Trust Series 2015-1 B3 3.78%, due 8/25/2045	52,728	48,081
Thornburg Mortgage Securities Series 2004-3 A 6.18%, (TSFR1M + 0.85%), due 9/25/2034	96,956	87,122
Verus Securitization Trust Series 2021-4 A1 0.94%, due 7/25/2066	94,569	74,524
WAMU Mortgage Pass-Through Certificates Series 2002-AR17 1A 6.28%, (12MTA + 1.20%), due 11/25/2042	25,263	22,965
Series 2004-AR12 A2B 6.36%, (TSFR1M + 1.03%), due 10/25/2044	65,397	61,352
Series 2004-AR8 A1 6.28%, (TSFR1M + 0.95%), due 6/25/2044	100,219	90,872
Series 2005-AR16 1A1 4.87%, due 12/25/2035	75,844	66,945
Series 2005-AR6 2A1A 5.90%, (TSFR1M + 0.57%), due 4/25/2045	67,770	65,668
Washington Mutual Mortgage Pass-Through CTFS Series 2005-8 2CB3 5.50%, (TSFR1M + 0.52%), due 10/25/2035	37,197	33,981
		7,375,712

Total Mortgage Securities		21,754,080

U.S. Treasury Bills 0.5%
Government 0.5%
United States Treasury Inflation Index Bond 1.38%, due 7/15/2033	126,255	120,858

Short-Term Investment 1.7%
Money Market Fund - 1.7%
BNY Mellon Cash Reserves Fund	444,337	444,338

Total Investments - 100.0%		$25,579,905

(a) The security was issued on a discount basis with no stated coupon rate.

Abbreviations
SOFR - Secured Financing Overnight Rate

See notes to financial statements.

1.	Basis of Presentation

The IQ MacKay Securitized Income ETF (the “Fund”) is an open-end diversified series of IndexIQ Active ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on January 30, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940 (the “1940 Act”). As of February 29, 2024, the Fund is not yet operational and the registration statement on Form N-1A on which the Fund will be registered as an open-end investment company under the 1940 Act and shares of the Fund will be registered under the Securities Act of 1933 is not yet effective. The Fund’s investment adviser is IndexIQ Advisors LLC (the “Advisor”), and the Fund’s sub-advisor (the “Sub-Advisor) is MacKay Shields LLC.

The Sub-Adviser manages the assets of a separately managed account (the “SMA” or “Predecessor Account”) pursuant to the same investment strategy as the Fund that are expected to be transferred to the Fund effective as of the close of business on May 21, 2024, or as soon as practicable thereafter (the “Effective Date”), by the holder (the “SMA Holder”) of such account (the “Transaction”).

The accompanying Special Purpose Schedule of Investments reflects the principal amount and fair values, as of February 29, 2024, of the investments held by the SMA that are eligible to be contributed to the Fund by the SMA Holder.

The actual number of shares to be issued by the Fund to the SMA Holder in the Transaction will be determined based upon fair market value as of the Effective Date. Accordingly, the value of the investments contributed by the SMA Holder are expected to differ from those reported in the accompanying Special Purpose Schedule of Investments.

There can be no assurance that the transactions contemplated by the Transaction will be consummated or that the investments ultimately acquired by the Fund will not differ from the investments identified on the accompanying Special Purpose Schedule of Investments.

2.	Summary of Significant Accounting Policies

Basis of Presentation. The accompanying Special Purpose Schedule of Investments is expressed in United States dollars and has been prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates. The preparation of the accompanying Special Purpose Schedule of Investments makes certain estimates and assumptions that affect the reported amounts disclosed in the accompanying Special Purpose Schedule of Investments. Actual results could differ from those estimates.

Fair Value. The investments listed in the accompanying Special Purpose Schedule of Investments were valued at fair value in accordance with the principles established by the Financial Accounting Standards Board’s Accounting Standards Codification, Topic 820 Fair Value Measurements and Disclosure (ASC 820). ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation.

Investments are valued at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by the SMA. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments in fixed-income securities use last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the SMA’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as a method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.

Security Transactions. Security transactions are recorded on a trade-date basis.

3.	Investment Valuation and Fair Value Measurements

The SMA utilizes various methods to measure the fair value of investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the SMA has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the SMA’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the inputs used to value the SMA’s investments as of February 29, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 3.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:
Asset Backed Securities	$—	$3,260,629	$—	$3,260,629
Mortgage Securities	—	21,754,080	—	21,754,080
U.S. Treasury Bills	—	120,858	—	120,858
Short-Term Investment:
Money Market Fund	444,338	—	—	444,338
Total Investments in Securities	444,338	25,135,567	—	25,579,905

Selection Risk

The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the SMA. However, the SMA was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies.

4.	Subsequent Events

Management has evaluated subsequent events through May 7, 2024 the issuance date of this Special Purpose Schedule of Investments and has noted no items that are required to be adjusted to or disclosed within.

Report of Independent Auditors

To the Director of IndexIQ Advisors LLC

Opinion

We have audited the accompanying special purpose schedule of investments of the separately managed account managed by MacKay Shields LLC, expected to be acquired by IQ MacKay Securitized Income ETF (the "Predecessor Account") as of February 29, 2024, including the related notes (collectively referred to as the “schedule”).

In our opinion, the accompanying schedule presents fairly, in all material respects, the special purpose schedule of investments of the Predecessor Account as of February 29, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Schedule section of our report. We are required to be independent of the Predecessor Account and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Schedule

Management is responsible for the preparation and fair presentation of the schedule in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the schedule that is free from material misstatement, whether due to fraud or error.

In preparing the schedule, management is responsible for the evaluation of whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Predecessor Account’s ability to continue as a going concern for a reasonable period of time.

Auditors’ Responsibilities for the Audit of the Schedule

Our objectives are to obtain reasonable assurance about whether the schedule as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the schedule.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the schedule, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the schedule.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Predecessor Account’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the schedule.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Predecessor Account’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

The accompanying special purpose schedule was prepared in connection with the expected transfer of the assets of a separately managed account to IQ MacKay Securitized Income ETF and, as described in Note 1, was prepared based on the investments held by the Predecessor Account that are eligible to be contributed to the IQ MacKay Securitized Income ETF, as identified by IndexIQ Advisors LLC. This schedule is not intended to be a complete presentation of the schedule of investments of the Predecessor Account. Our opinion is not modified with respect to this matter.

/s/PricewaterhouseCoopers LLP
New York, NY
May 7, 2024

APPENDIX A

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Advisor has delegated proxy-voting authority to the Fund’s Subadvisor. A summary of the Subadvisor’s proxy voting policies and procedures is provided below.

MacKay Shields

The Advisor has delegated proxy-voting authority to the Fund’s subadvisor, MacKay Shields. MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or its related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations, and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager or their designee believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager or their designee must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

APPENDIX B

DESCRIPTION OF FIXED-INCOME RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by Standard & Poor’s Rating Services and Fitch. The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal risk.

Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are judged to be upper-medium-grade and are subject to low credit risk.

Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from ‘Aa’ through ‘Caa.’ The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Obligations

There are three rating categories for short-term municipal obligations that are considered investment-grade and are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Services Long-Term Obligations

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Obligations

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Obligations

An S&P U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill or, for a closed funding vehicle, payment capacity is irrevocably impaired.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure and has not otherwise ceased operating.

D: ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding- up procedure or that has otherwise ceased business.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category or to corporate finance obligation ratings in the categories below CCC.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2: Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3: Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B: Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C: Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD: Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Kroll Ratings

Long-Term Credit Ratings

AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC: Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC: Determined to be near default or in default with average recovery expectations.

C: Determined to be near default or in default with low recovery expectations.

D: Kroll defines default as occurring if:

There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Short-Term Credit Ratings

K1+: Exceptional ability to meet short-term obligations.

K1: Very strong ability to meet short-term obligations.

K2: Strong ability to meet short-term obligations.

K3: Adequate ability to meet short-term obligations.

B: Questionable ability to meet short-term obligations.

C: Little ability to meet short-term obligations.

D: Kroll defines default as occurring if:

There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

DBRS Morningstar Ratings

Long-Term Obligations Scale

All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.” See Default definition for more information.

Commercial Paper and Short-Term Debt Rating Scale

R-1  (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1  (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1  (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2  (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2  (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2  (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.” See Default definition for more information.

MESECR14-05/24

IndexIQ Active ETF Trust

Part C – Other Information

Item 28.	Exhibits

(a)	Declaration of Trust

(1)	Certificate of Trust of the IndexIQ Active ETF Trust (“Registrant”). (1)

(2)	Amended and Restated Declaration of Trust (“Trust Instrument”) of the Registrant. (4)

(b)	Bylaws of the Registrant. (1)

(c)	Instruments Defining Rights of Security Holders - Articles III, V, and VI of the Trust Instrument, Exhibit 28(a), defines the rights of holders of the securities being registered. (Certificates for shares are not issued.). (4)

(d)	Investment Advisory Agreements

(1)	Investment Advisory Agreement dated April 15, 2015, between Registrant and IndexIQ Advisors LLC. (7)

(a)	Amendment to Investment Advisory Agreement dated May 1, 2024, between Registrant and IndexIQ Advisors LLC. (17)

(2)	Subadvisory Agreement dated October 10, 2017, between IndexIQ Advisors LLC and MacKay Shields LLC. (7)

(a)	Amendment to Subadvisory Agreement dated May 1, 2024, between IndexIQ Advisors LLC and MacKay Shields LLC. (17)

(3)	Subadvisory Agreement dated July 19, 2019, between IndexIQ Advisors LLC and NYL Investors LLC. (7)

(4)	Subadvisory Agreement dated May 4, 2022, between IndexIQ Advisors LLC and Winslow Capital Management, LLC. (13)

(5)	Subadvisory Agreement dated April 19, 2023, between IndexIQ Advisors LLC and CBRE Investment Management Listed Real Assets LLC. (16)

(e)       Underwriting Agreements

(1)	Distribution Agreement dated April 16, 2018, between Registrant and ALPS Distributors, Inc. (5)

(a)	Amendment 10 to Distribution Agreement dated April 4, 2024, between Registrant and ALPS Distributors, Inc. (17)

(2)	Form of Authorized Participant Agreement between ALPS Distributors Inc., The Bank of New York Mellon and Authorized Participant. (1)

(f)	Not Applicable.

(g)	Custody Agreements

(1)	Custody Agreement dated November 18, 2013, between Registrant and The Bank of New York Mellon. (2)

(a)	Amendment to Custody Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon. (17)

(h)	Other Material Agreements

(1)	Fund Administration and Accounting Agreement dated November 18, 2013, between Registrant and The Bank of New York Mellon. (2)

(a)	Amendment to Fund Administration and Accounting Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon. (17)

(b)	Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement dated June 14, 2018, between Registrant and The Bank of New York Mellon. (15)

(c)	Amendment to Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon. (17)

(d)	Amendment to Fund Administration and Accounting Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon. (17)

(2)	Transfer Agency and Service Agreement dated January 26, 2009, between Registrant and The Bank of New York Mellon. (2)

(a)	Amendment to Transfer Agency and Service Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon. (17)

(3)	Expense Limitation Agreement dated June 29, 2022, between Registrant and IndexIQ Advisors LLC. (13)

(a)	Amendment to Expense Limitation Agreement dated May 1, 2024, between Registrant and IndexIQ Advisors LLC. (17)

(4)	Amended and Restated Securities Lending Authorization Agreement dated June 14, 2023, between Registrant and The Bank of New York Mellon. (16)

(a)	Amendment to Amended and Restated Securities Lending Authorization Agreement dated April 24, 2024, between Registrant and The Bank of New York Mellon. (17)

(5)	Form of Fund of Funds Investment Agreement. (15)

(i)	Opinion and Consent of Chapman & Cutler LLP. (17)

(j)	Consent of Independent Registered Public Accounting firm. (17)

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution and Service Plan adopted September 11, 2012. (16)

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics

(1)	Code of Ethics of Registrant. (16)

(2)	Code of Ethics of ALPS Distributors, Inc. (16)

(3)	Code of Ethics of IndexIQ Advisors LLC, MacKay Shields LLC and NYL Investors LLC. (16)

(4)	Code of Ethics of Winslow Capital Management, LLC. (16)

(5)	Code of Ethics of CBRE Investment Management Listed Real Assets LLC. (15)

(q)	Powers of Attorney executed by Lofton Holder, Kirk C. Lehneis, Michael A. Pignataro and Paul D. Schaeffer. (15)

(q)	Power of Attorney executed by Michelle A. Kinch. (16)

(1)	Previously filed as part of the Registration Statement, filed August 22, 2012.
(2)	Previously filed as part of Pre-Effective Amendment No. 3 to the Registration Statement, filed November 21, 2013.
(3)	Previously filed as part of Post-Effective Amendment No. 3 to the Registration Statement filed on August 26, 2016.
(4)	Previously filed as part of Post-Effective Amendment No. 5 to the Registration Statement filed on February 24, 2017.
(5)	Previously filed as part of Post-Effective Amendment No. 18 to the Registration Statement filed on August 29, 2018.
(6)	Previously filed as part of Post-Effective Amendment No. 21 to the Registration Statement filed on July 19, 2019.
(7)	Previously filed as part of Post-Effective Amendment No. 35 to the Registration Statement filed on August 27, 2020.
(8)	Previously filed as part of Post-Effective Amendment No. 70 to the Registration Statement filed on June 17, 2021.
(9)	Previously filed as part of Post-Effective Amendment No. 76 to the Registration Statement filed on August 30, 2021.
(10)	Previously filed as part of Post-Effective Amendment No. 81 to the Registration Statement filed on December 13, 2021.
(11)	Previously filed as part of Post-Effective Amendment No. 87 to the Registration Statement filed on May 3, 2022.
(12)	Previously filed as part of Post-Effective Amendment No. 89 to the Registration Statement filed on June 29, 2022.
(13)	Previously filed as part of Post-Effective Amendment No. 91 to the Registration Statement filed on August 29, 2022.
(14)	Previously filed as part of Post-Effective Amendment No. 93 to the Registration Statement filed on September 29, 2022.
(15)	Previously filed as part of Post-Effective Amendment No. 102 to the Registration Statement filed on April 26, 2023.
(16)	Previously filed as part of Post-Effective Amendment No. 108 to the Registration Statement filed on August 28, 2023.
(17)	Filed herewith.

Item 29.

Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Reference is made to Article Eight of the Registrant’s Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a)        For a liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b)        With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c)        In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a)        Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b)        A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The description of the Investment Advisor is found under the caption “Service Providers—Investment Advisor” in the Prospectus and under the caption “Management Services—Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor provides investment advisory services to other persons or entities other than the Registrant.

Item 32.	Principal Underwriter

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

abrdn ETFs Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

MVP Private Markets Fund

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Longevity Risk Premium Fixed Income Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)  To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell**	Vice President &Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)       Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

IndexIQ Advisors LLC

51 Madison Avenue

New York, NY 10010

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

ALPS Distributors, Inc.

1625 Broadway, Suite 1000

Denver, CO 80202

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on May 7, 2024.

IndexIQ Active ETF Trust

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date
Lofton Holder*	Trustee	May 7, 2024
Lofton Holder

Michael A. Pignataro*	Trustee	May 7, 2024
Michael A. Pignataro

Paul D. Schaeffer*	Trustee	May 7, 2024
Paul D. Schaeffer

Michelle A. Kinch*	Trustee	May 7, 2024
Michelle A. Kinch

/s/ Kirk C. Lehneis	Trustee, President and Principal	May 7, 2024
Kirk C. Lehneis	Executive Officer

/s/ Adefolahan Oyefeso	Treasurer, Principal Financial	May 7, 2024
Adefolahan Oyefeso	Officer, and Principal Accounting Officer

/s/ Matthew V. Curtin		May 7, 2024
Matthew V. Curtin, Attorney-in-fact*

* Pursuant to Powers of Attorney previously filed.

Index to Exhibits

(d)(1)(a)	Amendment to Investment Advisory Agreement dated May 1, 2024, between Registrant and IndexIQ Advisors LLC.

(d)(2)(a)	Amendment to Subadvisory Agreement dated May 1, 2024, between IndexIQ Advisors LLC and MacKay Shields LLC.

(e)(1)(a)	Amendment 10 to Distribution Agreement dated April 4, 2024, between Registrant and ALPS Distributors, Inc.

(g)(1)(a)	Amendment to Custody Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon.

(h)(1)(a)	Amendment to Fund Administration and Accounting Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon.

(h)(1)(c)	Amendment to Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement dated April 12, 2024, between Registrant and the Bank of New York Mellon.

(h)(1)(d)	Amendment to Fund Administration and Accounting Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon.

(h)(2)(a)	Amendment to Transfer Agency and Service Agreement dated April 12, 2024, between Registrant and The Bank of New York Mellon.

(h)(3)(a)	Amendment to Expense Limitation Agreement dated May 1, 2024, between Registrant and IndexIQ Advisors LLC.

(h)(4)(a)	Amendment to Amended and Restated Securities Lending Authorization Agreement dated April 24, 2024, between Registrant and The Bank of New York Mellon.

(i)	Opinion and Consent of Chapman & Cutler LLP.

(j)	Consent of Independent Registered Public Accounting firm.